PARNASSUS FUNDS

1 Market Street

Suite 1600

San Francisco, California 94105

April 6, 2015

Dear Parnassus Small Cap Fund Shareholder:

We are sending this information to you because you are a shareholder of the Parnassus Small Cap Fund (the “Small Cap Fund”), a series of Parnassus Funds (the “Company”). The Board of Trustees (the “Trustees”) of the Company is pleased to announce the acquisition of the assets and liabilities of the Small Cap Fund by the Parnassus Mid Cap Fund (the “Mid Cap Fund”), another series of the Company. We sometimes refer to each of the Small Cap Fund and the Mid Cap Fund as a “Fund” and together, the “Funds”.

The acquisition, which is expected to become effective on or around April 24, 2015, is described in more detail in the attached Prospectus. You should review the Prospectus carefully and retain it for future reference. In connection with this acquisition, we are not asking you for a proxy, and you are requested not to send a proxy.

Parnassus Investments (the “Adviser”) believes that its mutual fund offerings and the interests of each Fund’s shareholders can be improved by consolidating the Funds and by managing the Funds’ combined assets substantially in accordance with Mid Cap Fund’s investment objective and strategy. The Adviser believes that the proposed acquisition will enable the shareholders of each Fund to benefit from economies of scale and lower expenses and from the expanded universe of investment opportunities permissible under the Mid Cap Fund’s investment strategy. As a result, the Adviser recommended, and the Board of Trustees approved, the reorganization of the Small Cap Fund into the Mid Cap Fund.

In recommending the acquisition, the Trustees have considered, among other things, the investment objectives and investment policies of the Funds, each Fund’s prospects for future sales, the comparison of fees for the Funds and the lower fees for the combined Mid Cap Fund (which will be contractually guaranteed by the Adviser for two years), the overlap of the securities eligible to be held by the Funds, the Adviser’s agreement to pay all non-trading costs and expenses of the acquisition, and the tax-free nature of the acquisition. They also noted that no forced sales of portfolio securities are anticipated in connection with the acquisition, nor is any repositioning of portfolio securities planned in anticipation of the acquisition. The Trustees concluded that the acquisition is in the best interests of the Funds and their shareholders.

Upon the acquisition of the Small Cap Fund by the Mid Cap Fund, shareholders of the Small Cap Fund will receive shares of the Mid Cap Fund, which have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shareholders’ shares in the Small Cap Fund. The Small Cap Fund would then terminate. The shareholders of the Small Cap Fund will not be assessed any sales charges or other shareholder fees in connection with the acquisition.

Sincerely,

Jerome L. Dodson
President
Parnassus Funds

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the acquisition described in the Prospectus or the securities to be issued pursuant to the acquisition under the Prospectus or determined if the Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

The enclosed Prospectus is dated April 6, 2015 and is

first being mailed to shareholders on or about April 8, 2015.

PARNASSUS FUNDS

1 Market Street

Suite 1600

San Francisco, California 94105

QUESTIONS AND ANSWERS

Dated: April 6, 2015

Question 1: What is this document and why did we send this document to you?

Answer: The attached document is a Prospectus that provides you with information about the acquisition (the “Acquisition”) of the assets and liabilities of the Parnassus Small Cap Fund (the “Small Cap Fund”), a series of Parnassus Funds (the “Company”), by the Parnassus Mid Cap Fund (the “Mid Cap Fund”), another series of the Company. (The Small Cap Fund and the Mid Cap Fund are each a “Fund” and, collectively, the “Funds”.)

On February 17, 2015, the Board of Trustees (the “Trustees”) of the Company approved the Acquisition of the Small Cap Fund by the Mid Cap Fund. The Acquisition does not require approval by shareholders of the Small Cap Fund. We are not asking you for a proxy, and you are requested not to send a proxy.

Shareholders may contact the Company by writing to Parnassus Funds, 1 Market Street, Suite 1600, San Francisco, California 94105, Attention: Corporate Secretary, or by calling (800) 999-3505.

Question 2: How will the Acquisition work?

Answer: The Plan of Acquisition and Liquidation dated as of February 17, 2015 (the “Plan”) provides for (1) the transfer of all the assets of the Small Cap Fund to the Mid Cap Fund, (2) the assumption by the Mid Cap Fund of all the liabilities of the Small Cap Fund, (3) the issuance to shareholders of the Small Cap Fund of shares of the Mid Cap Fund, equal in aggregate net asset value (“NAV”) to the NAV of their former shares of the Small Cap Fund in redemption of their shares of the Small Cap Fund, and (4) the termination of the Small Cap Fund.

Shareholders of the Small Cap Fund will not be assessed any sales charges or other shareholder fees in connection with the Acquisition.

Question 3: Why is the Acquisition taking place?

Answer: Parnassus Investments (the “Adviser”) reviewed the performance of the Small Cap Fund, which has been poor on a relative basis, and the prospects of improving the performance in the future, and concluded that for the foreseeable future the Fund will continue to underperform on a relative basis. The Adviser also reviewed the asset flows into and out of the Fund, and noted that the trend has been toward net redemptions. The Adviser reviewed these items with the Trustees and reviewed with the Trustees various alternatives for the Small Cap Fund, including the proposed Acquisition, the possibility that a new portfolio management team be appointed to manage the Small Cap Fund, the possible assignment of the Small Cap Fund’s investment advisory agreement to a third party manager, and the possible liquidation of the Small Cap Fund. The Adviser recommended the Acquisition as being in the best interests of each Fund’s shareholders, as it believes that the proposed Acquisition will enable the shareholders of each Fund to benefit from economies of scale and lower expenses and from the expanded universe of investment opportunities permissible under the Mid Cap Fund’s investment strategy. See Question 4 – How has the Mid Cap Fund’s investment strategy been expanded?

In considering the recommendation of the Adviser, the Trustees noted that they understand the Adviser’s belief (and rationale) that assigning a new portfolio management team for the Small Cap Fund would not be in the best interests of shareholders, and the Trustees determined that the liquidation of the Small Cap Fund was not a good alternative as it unilaterally removed shareholder choice from the equation. With respect to the possibility of a transfer of the Small Cap Fund to a new third party manager, the Trustees noted that the Adviser did not believe there were any viable third party managers that (1) employ socially responsible overlays consistent with those employed by the Fund and (2) have an attractive long-term track record in small cap stocks. After considering the recommendation of the Adviser, the Trustees concluded that participation by the Small Cap Fund in the Acquisition is in the best interests of the Small Cap Fund and its shareholders. The annual expense ratio of Mid Cap Fund immediately after the closing of the transaction is estimated to be approximately 0.15% lower (0.22% lower with the expense limitation agreement in place) than the total annual expense ratio of the Small Cap Fund, based on the fiscal year ended December 31, 2014. In recommending the Acquisition, the Trustees have considered, among other things, the investment objectives and investment policies of the Funds, each Fund’s prospects for future sales, the comparison of fees for the Funds and the lower fees for the combined Mid Cap Fund, the overlap of the securities eligible to be held by the Funds, the Adviser’s agreement to pay all non-trading costs and expenses of the Acquisition, and the tax-free nature of the Acquisition.

Question 4: How has the Mid Cap Fund’s investment strategy been expanded?

Answer: In February 2015, the Mid Cap Fund changed its definition of medium capitalization companies to include companies with a lower capitalization than the prior definition. This change had been considered prior to the discussions about the Acquisition, as the Adviser had determined that many of the Mid Cap Fund’s competitors base their universe of eligible investments on the market capitalization of the companies that make up the composition of the mid cap index to which they compare their performance. The Adviser and the Trustees determined that such an approach was appropriate for the Mid Cap Fund. So, the Mid Cap Fund changed the definition to provide that the Fund considers a mid-sized company to be one that has a market capitalization between that of the smallest and largest constituents of the Russell Midcap Index measured at the time of purchase, which is the index against which the Fund measures its performance. The Mid Cap Fund’s investment performance was achieved under the prior definition of medium capitalization companies and similar performance may not be achieved under the new definition. For purposes of illustration, the range of the index was between $284 million and $36 billion as of February 18, 2015.

Question 5: When will the Acquisition take place?

Answer: The Acquisition is expected to take place on or about April 24, 2015.

Question 6: Who will bear the expenses of the Acquisition?

Answer: The expenses of the Acquisition will be borne by the Adviser. The Adviser will not pay for the trading costs (including brokerage commissions, taxes, and custodian fees) that may result from the Mid Cap Fund repositioning its portfolio in the ordinary course following the Acquisition. No forced sales of portfolio securities are anticipated in connection with the Acquisition, nor is any repositioning of portfolio securities planned in anticipation of the Acquisition.

Question 7: Where can I find additional information about the Funds?

Answer: Additional information about the Funds is available in the Statement of Additional Information (“SAI”) dated April 6, 2015 that has been filed with the Securities and Exchange Commission (“SEC”) in connection with the Prospectus. The SAI and each Fund’s Annual Report dated December 31, 2014, which contains audited financial statements for the Funds’ fiscal year, are incorporated by reference into this Prospectus. In addition, the Prospectus and Statement of Additional

Information for the Parnassus Funds dated May 1, 2014, each as supplemented to date (the “Additional Disclosure Documents”), are also incorporated by reference into this Prospectus.

The Additional Disclosure Documents and the Annual Report of the Parnassus Funds are all available to shareholders without charge, simply by calling (800) 999-3505. The Funds also make available the Additional Disclosure Documents and the Annual Report, free of charge, on their Internet website (http://www.parnassus.com).

All of this information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

•	In person: at the SEC’s Public Reference Room in Washington, D.C.

•	By phone: 1-202-551-8090 (for information on the operations of the Public Reference Room only)

•	By mail: Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 (duplicating fee required)

•	By electronic mail: publicinfo@sec.gov (duplicating fee required)

•	On the Internet: www.sec.gov

Filed Pursuant to 497(b)

1933 Act File No. 333-202448

1940 Act File No. 811-04044

PARNASSUS FUNDS

1 Market Street

Suite 1600

San Francisco, California 94105

(415)778-0200

PROSPECTUS DATED APRIL 6, 2015

Acquisition of the Assets and Assumption of the Liabilities of

Parnassus Small Cap Fund

By, and in Exchange for Shares of,

Parnassus Mid Cap Fund

We are sending this Prospectus to you because you are a shareholder of the Parnassus Small Cap Fund (the “Small Cap Fund”), a series of Parnassus Funds (the “Company”). The Board of Trustees (the “Trustees”) of the Company is pleased to announce the acquisition of the assets and liabilities of the Small Cap Fund by the Parnassus Mid Cap Fund (the “Mid Cap Fund”), another series of the Company. We sometimes refer to each of the Small Cap Fund and the Mid Cap Fund as a “Fund” and together, the “Funds”.

We are not asking you for a proxy and you are requested not to send a proxy.

Additional information about the Funds is available in the Statement of Additional Information (“SAI”) dated April 6, 2015 that has been filed with the Securities and Exchange Commission (“SEC”) in connection with this Prospectus. The SAI and the Funds’ Annual Report dated December 31, 2014, which contains audited financial statements for the Funds’ fiscal year, are incorporated by reference into this Prospectus. In addition, the Prospectus and Statement of Additional Information for the Parnassus Funds dated May 1, 2014, each as supplemented to date (the “Additional Disclosure Documents”), are also incorporated by reference into this Prospectus.

The Additional Disclosure Documents and the Annual Report of the Funds are all available to shareholders without charge, simply by calling (800) 999-3505. The Funds also make available the Additional Disclosure Documents and the Annual Report, free of charge, on their Internet website (http://www.parnassus.com).

All of this information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

•	In person: at the SEC’s Public Reference Room in Washington, D.C.

•	By phone: 1-202-551-8090 (for information on the operations of the Public Reference Room only)

•	By mail: Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 (duplicating fee required)

•	By electronic mail: publicinfo@sec.gov (duplicating fee required)

•	On the Internet: www.sec.gov

This Prospectus sets forth concisely the information about the Small Cap Fund and the Mid Cap Fund that you should know before considering the acquisition and it should be retained for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the acquisition described in the Prospectus or the securities to be issued pursuant to the acquisition under the Prospectus or determined if the Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

PROSPECTUS

i

I. SYNOPSIS

A. Overview

The following summary highlights differences between the Small Cap Fund and the Mid Cap Fund. This summary is not complete; for more complete information, please read this entire document.

The Small Cap Fund has the overall investment objective of capital appreciation. The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the stock of companies with market capitalizations under $3 billion at the time of initial purchase. These companies must, in the opinion of the Fund’s investment adviser, be undervalued, but they must also have good prospects for long-term capital appreciation over the course of the expected holding period. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. As of February 1, 2015, the Fund had assets of approximately $524 million.

The Mid Cap Fund has the overall investment objective of capital appreciation. The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in mid-sized companies. The Fund considers a mid-sized company to be one that has a market capitalization between that of the smallest and largest constituents of the Russell Midcap Index (which was between $284 million and $36 billion as of February 18, 2015) measured at the time of purchase. The Russell Midcap Index includes approximately 800 of the smallest companies in the Russell 1000 Index. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside the ranges of the Russell Midcap Index, which are subject to change. The Fund may normally invest up to 20% of its net assets in smaller- and larger-capitalization companies. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and may invest up to 20% of its assets in foreign securities of similar companies. As of February 1, 2015, the Fund had assets of approximately $307 million.

In February 2015, the Mid Cap Fund changed its definition of medium capitalization companies to include companies with a lower capitalization than the prior definition. This change had been considered prior to the discussions about the potential reorganization, as the Adviser had determined that many of the Mid Cap Fund’s competitors base their universe of eligible investments on the market capitalization of the companies that make up the composition of the mid cap index to which they compare their performance. The Adviser and the Trustees determined that such an approach was appropriate for the Mid Cap Fund. So, the Mid Cap Fund changed the definition to provide that the Fund considers a mid-sized company to be one that has a market capitalization between that of the smallest and largest constituents of the Russell Midcap Index measured at the time of purchase, which is the index against which the Fund measures its performance. The Mid Cap Fund’s investment performance was achieved under the prior definition of medium capitalization companies and similar performance may not be achieved under the new definition. For purposes of illustration, the range of the index was between $284 million and $36 billion as of February 18, 2015.

B. Reasons for the Reorganization/Trustee Deliberations

The Funds’ investment adviser, Parnassus Investments (the “Adviser”), recommended that the Trustees approve the proposed Plan of Acquisition and Liquidation dated as of February 17, 2015 (the “Plan”). The Adviser believes that its mutual fund offerings and the interests of each Fund’s shareholders can be improved by consolidating the Funds and by managing the Funds’ combined assets substantially in accordance with Mid Cap Fund’s investment objective and strategy. The Adviser believes that the proposed reorganization will enable the shareholders of each Fund to benefit from economies of scale and lower expenses and from the expanded universe of investment opportunities permissible under the Mid Cap Fund’s investment strategy.

The Adviser reviewed the performance of the Small Cap Fund, which has been poor on a relative basis, and the prospects of improving the performance in the future, and concluded that for the foreseeable future the Fund will continue to underperform on a relative basis. The Adviser also reviewed the asset flows into and out of the Fund, and noted that the trend has been toward net redemptions. The Adviser reviewed these items with the Trustees and reviewed with the Trustees various alternatives for the Small Cap Fund, including the proposed reorganization, the possibility that a new portfolio management team be appointed to manage the Small Cap Fund, the possible assignment of the Small Cap Fund’s investment advisory agreement to a third party manager, and the possible liquidation of the Small Cap Fund. The Adviser recommended the reorganization because, among other things, of the similarities between the investment objectives, strategies, risks and portfolios of the Funds, the improved prospects for future sales of the Mid Cap Fund, the lower fees for the combined Mid Cap Fund (which will be contractually guaranteed by the Adviser for two years), the Adviser’s agreement to pay all non-trading costs and expenses of the reorganization, and the tax-free nature of the reorganization.

In considering the recommendation of the Adviser, the Trustees noted that they understand the Adviser’s belief (and rationale) that assigning a new portfolio management team for the Small Cap Fund would not be in the best interests of shareholders, and the Trustees determined that the liquidation of the Small Cap Fund was not a good alternative as it unilaterally removed shareholder choice from the equation. With respect to the possibility of a transfer of the Small Cap Fund to a new third party manager, the Trustees noted that the Adviser did not believe there were any viable third party managers that (1) employ socially responsible overlays consistent with those employed by the Fund and (2) have an attractive long-term track record in small cap stocks. After considering the recommendation of the Adviser, the Trustees concluded that participation by the Small Cap Fund in the reorganization is in the best interests of the Small Cap Fund and its shareholders. The annual expense ratio of Mid Cap Fund immediately after the closing of the transaction is estimated to be approximately 0.15% lower (0.22% lower with the expense limitation agreement in place) than the total annual expense ratio of the Small Cap Fund, based on the fiscal year ended December 31, 2014.

In approving the proposed reorganization, the Trustees considered the factors discussed above and those discussed below, among others, from the point of view of the interests of the Small Cap Fund and its shareholders. After careful consideration, the Trustees (including all Trustees who are not “interested persons” of the Funds, the Adviser or its affiliates) determined that the reorganization contemplated by the Plan (the “Acquisition”) would be in the best interests of the Small Cap Fund and its shareholders, and that the interests of existing shareholders of the Funds would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Plan and the Acquisition.

•	The Funds’ relative prospects for future sales;

•

A comparison of fees for the Funds, and the pro forma total expense ratio of the combined Mid Cap Fund, including each Fund’s expected benefits from economies of scale and the Adviser’s agreement to limit the combined Mid Cap Fund’s fees and expenses at no more than its current fee and expense ratio for a period of two years;

•	The current asset level of the Small Cap Fund and the pro forma asset level of the combined Mid Cap Fund;

•

The historical performance of the Funds, noting that the Small Cap Fund has underperformed its benchmarks, while the Mid Cap Fund has outperformed its benchmarks, and the Trustees also took into consideration the Adviser’s assessment that the Small Cap Fund is likely to continue to underperform, while the expectation is that the Mid Cap Fund should continue to outperform;

•	The investment objective and principal investments of the Funds;

•	The overlap of the securities eligible to be held by the Funds;

•	The current and expected tax ramifications of the Acquisition to each Fund and its shareholders;

•	The Adviser’s agreement to pay all non-trading costs and expenses of the Acquisition; and

•	The form of the Plan and the terms and conditions of the Acquisition.

Also, the Trustees approved the Plan on behalf of the Mid Cap Fund.

C. Comparison of the Funds

1.	Investment Objectives and Principal Investment Policies

Small Cap Fund and Mid Cap Fund

The investment objective of each Fund is capital appreciation. While the Funds have differing investment strategies, as described below, essentially all (over 99%) of the investments of the Small Cap Fund may be held by the Mid Cap Fund. As of February 1, 2015, approximately 19% of the portfolio of the Small Cap Fund was held by the Mid Cap Fund. However, as noted, essentially all (over 99%) of the investments of the Small Cap Fund are eligible investments of the Mid Cap Fund, and if the Acquisition had occurred as of February 1, 2015, and the Mid Cap Fund had repositioned its portfolio on the next business day, none of the Mid Cap Fund’s portfolio would have turned over, which demonstrates the similarity of the two Funds.

Both Funds adjust their portfolios as necessary, but neither Fund will reposition its portfolio in anticipation of the Acquisition. It is expected that the Mid Cap Fund portfolio may be adjusted shortly after the Acquisition, in the ordinary course of business and in compliance with its regular practices.

Small Cap Fund

The Small Cap Fund has the overall investment objective of capital appreciation. The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the stock of companies with market capitalizations under $3 billion at the time of initial purchase. These companies must, in the opinion of the Fund’s investment adviser, be undervalued, but they must also have good prospects for long-term capital appreciation over the course of the expected holding period. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. As of February 1, 2015, the Fund had assets of approximately $524 million.

Mid Cap Fund

The Mid Cap Fund has the overall investment objective of capital appreciation. The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in mid-sized companies. The Fund considers a mid-sized company to be one that has a market capitalization between that of the smallest and largest constituents of the Russell Midcap Index (which was between $284 million and $36 billion as of February 18, 2015) measured at the time of purchase. The Russell Midcap Index includes approximately 800 of the smallest companies in the Russell 1000 Index. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside the ranges of the Russell Midcap Index, which are subject to change. The Fund may normally invest up to 20% of its net assets in smaller- and larger-capitalization companies. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and may invest up to 20% of its assets in foreign securities of similar companies. As of February 1, 2015, the Fund had assets of approximately $307 million.

2.	Investment Advisory Fees

The Small Cap Fund paid an advisory fee of 0.87% of the Fund’s average daily net assets for the most recent fiscal year. The advisory fee structure of the Small Cap Fund is 1.00% of the first $100 million in assets; 0.90% of the next $100 million; 0.85% of the next $300 million and 0.80% of the amount above $500 million.

The Mid Cap Fund paid an advisory fee of 0.81% of the Fund’s average daily net assets for the most recent fiscal year. The advisory fee structure of the Mid Cap Fund is 0.85% of the first $100 million in assets; 0.80% of the next $100 million; 0.75% of the next $300 million and 0.70% of the amount above $500 million.

3.	Distribution

Small Cap Fund and Mid Cap Fund

The distributor of the Funds is Parnassus Funds Distributor, an affiliate of Parnassus Investments. As the distributor, Parnassus Funds Distributor makes a continuous offering of the Funds’ shares. Parnassus Funds Distributor did not receive any net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation in 2014.

Pursuant to a Shareholder Servicing Plan and Agreement (the “Servicing Plan”) with each of the Funds, Parnassus Investments may arrange for third parties to provide certain services, including account maintenance, record keeping and other personal services to their clients who invest in the Funds. These third parties may include broker/dealers, banks, third party administrators, registered investment advisors or other financial institutions. For these services, each of the Funds may pay service providers an aggregate service fee at a rate not to exceed 0.25% per annum of the applicable Fund’s average daily net assets. Parnassus Investments may elect to pay service providers and other third parties an additional amount from its own funds to cover additional servicing fees and other arrangements, which may promote the sale of Fund shares (the making of such payments could create a conflict of interest for financial intermediaries receiving such payments).

The Adviser may pay additional compensation and/or provide incentives (out of its own resources and not as an expense of the Funds) to certain brokers, dealers or other financial intermediaries in connection with the sale, distribution, retention and/or servicing of Fund shares. Such payments are intended to provide additional compensation to financial intermediaries for various services, such as allowing the Adviser and its personnel to attend conferences.

4.	Purchase and Redemption Procedures

The purchase and redemption procedures for the Funds are the same.

5.	Exchange Procedures

The exchange procedures for the Funds are the same.

6.	Service Providers

The Funds have the same service providers, which will continue in their capacity after the Acquisition.

7.	Business Structure

Each Fund is a series of the Company, which is organized as a Massachusetts business trust and is governed by its Charter and Massachusetts law.

D. Federal Tax Consequences of the Proposed Reorganization

As a condition to the closing of the Acquisition, the Funds will receive a tax opinion of Foley & Lardner LLP to the effect that the Acquisition should qualify for U. S. federal income tax purposes as a tax-free reorganization. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”). The tax treatment of the Acquisition as a tax-free reorganization means that no gain or loss should be recognized by the Small Cap Fund or its shareholders as a result of the Acquisition, and the aggregate tax basis of the shares of the Mid Cap Fund received by a shareholder of the Small Cap Fund (including any fractional shares to which the shareholder may be entitled) should be the same as the aggregate tax basis of the shareholder’s shares of the Small Cap Fund. In addition, the holding period of the shares of the Mid Cap Fund received by a shareholder of the Small Cap Fund (including any fractional share to which the shareholder may be entitled) should include the holding period of the shares of the Small Cap Fund held by the shareholder, provided that such shares are held as capital assets by the shareholder of the Small Cap Fund at the time of the Acquisition.

As a result of the treatment of the Acquisition as a tax-free reorganization, the holding period and tax basis of each asset of the Small Cap Fund acquired by the Mid Cap Fund as a result of the Acquisition should be the same as the holding period and tax basis of each such asset in the hands of the Small Cap Fund prior to the Acquisition. In addition, for tax purposes, the tax attributes of the Small Cap Fund should carry over to the Mid Cap Fund.

As of December 31, 2014, the Small Cap Fund had a capital loss carryforward position of $15.5 million, and the Mid Cap Fund had no capital loss carryforward. No distribution of capital gains to the Small Cap Fund shareholders prior to the closing of the Acquisition is anticipated. Prior to the closing of the Acquisition, the Company, if necessary, will declare a distribution to shareholders of the Small Cap Fund which, together with all previous distributions, will have the effect of distributing to the Small Cap Fund shareholders all of the Small Cap Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing.

It is not anticipated that the assets of the Small Cap Fund will be sold in connection with the Acquisition. If any such sales occur, the actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Small Cap Fund’s basis in such assets. Any capital gains recognized in these sales would be distributed to the Small Cap Fund’s shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions would be taxable to shareholders.

In the ordinary course, the Mid Cap Fund repositions its portfolio on a regular basis. If the Acquisition had occurred as of February 1, 2015, and the Mid Cap Fund had repositioned its portfolio on the next business day, none of the Mid Cap Fund’s portfolio would have turned over.

II. PRINCIPAL RISK FACTORS

Each of the Funds is subject to the following principal risks:

•

Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. The Fund’s holdings can vary significantly from broad stock market indices.

•

Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

•

Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

•

Small-Capitalization Company Risk. Small-capitalization companies can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small-capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-capitalization companies tend to perform poorly during times of economic stress

In addition to the above risks, the Mid Cap Fund is subject to the following principal risks:

•

Mid-Capitalization Company Risk. The Fund invests primarily in mid-capitalization companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of mid-capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs.

III. COMPARISON FEE TABLE AND EXAMPLE

A. Fee Table

The following table shows the Funds’ expense ratios and pro forma expense ratio of the combined Mid Cap Fund as of December 31, 2014.

	Parnassus Small Cap Fund	Parnassus Mid Cap Fund	Parnassus Mid Cap Fund Pro Forma Combined
Total Fund Operating Expenses	1.20%	1.09%	1.05%

The purpose of the tables below is to assist an investor in understanding the various costs and expenses that a shareholder bears directly and indirectly from an investment in the Funds. The tables allow you to compare the expenses of each Fund and estimates for the pro forma combined Mid Cap Fund in its first year following the Acquisition.

	Parnassus Small Cap Fund	Parnassus Mid Cap Fund	Parnassus Mid Cap Fund Pro Forma Combined
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed within 5 business days of purchase)	None	None	None
Exchange Fee (as a percentage of amount exchanged within 5 business days of purchase)	None	None	None

	Parnassus Small Cap Fund	Parnassus Mid Cap Fund	Parnassus Mid Cap Fund Pro Forma Combined
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.87%	0.81%	0.74%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.33%	0.28%	0.31%
Service Fees	0.15%	0.17%	0.15%
All Remaining Other Expenses	0.18%	0.11%	0.16%
Total Annual Fund Operating Expenses	1.20%	1.09%	1.05%
Expense Reimbursement	N/A	N/A	0.06%
Total Annual Fund Operating Expenses After Expense Reimbursement	N/A	N/A	0.99%*

*

The Adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the combined Parnassus Mid Cap Fund. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely thereafter by the investment adviser on a year-to-year basis. The Adviser may not recoup amounts reimbursed under the agreement.

The projected post-Acquisition pro forma Annual Fund Operating Expenses presented above are based upon numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and the Adviser.

The Adviser has contractually agreed to insure that net expenses of the combined Mid Cap Fund do not exceed 0.99% of the average daily net assets of the Fund. This contractual arrangement will continue until May 1, 2017.

B. Example

The Examples are to help you compare the cost of investing in each Fund with the cost of investing in the combined Mid Cap Fund on a pro forma basis. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that a Fund’s operating expenses stay the same and that all dividends and distributions are reinvested.

	One Year	Three Years	Five Years	Ten Years
Parnassus Small Cap	$122	$381	$660	$1,455
Parnassus Mid Cap	$111	$347	$601	$1,329
Mid Cap Fund (Pro Forma)	$101	$330	$578	$1,289

The projected Examples presented above are based upon numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and the Adviser.

IV. THE PROPOSED PLAN AND RESULTING REORGANIZATION

A. Summary of the Proposed Reorganization

The Plan provides for (1) the transfer of all the assets of the Small Cap Fund to the Mid Cap Fund, (2) the assumption by the Mid Cap Fund of all the liabilities of the Small Cap Fund, (3) the issuance to shareholders of the Small Cap Fund of shares of the Mid Cap Fund, equal in aggregate net asset value (“NAV”) to the NAV of their former shares of the Small Cap Fund in redemption of their shares of the Small Cap Fund, and (4) the termination of the Small Cap Fund.

Shareholders of the Small Cap Fund will not be assessed any sales charges or other shareholder fees in connection with the Acquisition.

B. Terms of the Plan

As provided in the Plan, the Mid Cap Fund will acquire all the assets and assume all the liabilities, expenses and obligations of the Small Cap Fund at the effective time of the Acquisition (the “Effective Time”). In return, the Mid Cap Fund will issue, and the Small Cap Fund will distribute to its shareholders, a number of full and fractional shares of the Mid Cap Fund, determined by dividing the net value of all the assets of the Small Cap Fund by the NAV of one share of the Mid Cap Fund. For this purpose, the Plan provides the times for and methods of determining the net value of the assets of each Fund. The Plan provides that shareholders of the Small Cap Fund will be credited with shares of the Mid Cap Fund corresponding to the aggregate NAV of the Small Cap Fund shares that the shareholder holds of record at the Effective Time.

Following the distribution of the Mid Cap Fund shares in full liquidation of the Small Cap Fund, the Small Cap Fund will wind up its affairs and terminate as soon as is reasonably possible after the Acquisition.

The projected expenses of the Acquisition, largely those for legal, accounting and printing, are estimated to total approximately $65,000. The projected expenses will be borne by the Adviser. (The Adviser will not pay for the trading costs (including brokerage commissions, taxes, and custodian fees) that may result from the Mid Cap Fund repositioning its portfolio in the ordinary course following the Acquisition.)

Under applicable legal and regulatory requirements, none of the Small Cap Fund’s shareholders will be entitled to exercise objecting shareholders’ appraisal rights, namely, to demand the fair value of their shares in connection with the Acquisition. Therefore, shareholders will be bound by the terms of the Acquisition under the Plan. However, any shareholder of the Small Cap Fund may redeem shares of common stock prior to the Acquisition.

Completion of the Acquisition is subject to certain conditions set forth in the Plan. The Trustees may terminate the Plan under certain circumstances. Among other circumstances, the Trustees may terminate the Plan upon a determination that proceeding with the Plan is not in the best interests of a Fund or of its shareholders.

A copy of a form of the Plan for the Acquisition is attached as Exhibit A.

C. Description of Shares

Under the Plan, the Mid Cap Fund will issue additional shares for distribution to shareholders of the Small Cap Fund.

The Declaration of Trust permits the Company to issue an unlimited number of full and fractional units of beneficial interest (referred to herein as “shares”) and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of another individual share.

Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional series of shares or classes thereof that may have separate assets and liabilities, and which may differ from each other as to dividends and other features. Shares of each series or class thereof would be entitled to vote separately as a series or class only to the extent required by the Investment Company Act of 1940 or as permitted by the Trustees. Trust operating expenses will be allocated fairly among the Funds, generally on the basis of their relative NAV.

Shareholders of the Funds are entitled to one vote for each full share held (and fractional votes for fractional shares), and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and nonassessable. No amendment that would have a material adverse impact upon the rights of the shareholders may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of the outstanding shares.

When the Acquisition of the Small Cap Fund by the Mid Cap Fund is consummated, shareholders of the Small Cap Fund will receive shares of the Mid Cap Fund having an aggregate NAV equal to the aggregate NAV of the shareholder’s shares in the Small Cap Fund. Shares of the Mid Cap Fund received by the Small Cap Fund in the Acquisition will be issued at NAV, without a sales charge, and will be fully paid and non-assessable.

D. Reasons for the Reorganization Considered by the Board

The Adviser recommended that the Trustees approve the proposed Plan. The Adviser believes that its mutual fund offerings and the interests of each Fund’s shareholders can be improved by consolidating the Funds and by managing the Funds’ combined assets substantially in accordance with Mid Cap Fund’s investment objective and strategy. The Adviser believes that the proposed acquisition will enable the shareholders of each Fund to benefit from economies of scale and lower expenses and from the expanded universe of investment opportunities permissible under the Mid Cap Fund’s investment strategy.

The Adviser reviewed the performance of the Small Cap Fund, which has been poor on a relative basis, and the prospects of improving the performance in the future, and concluded that for the foreseeable future the Fund will continue to underperform on a relative basis. The Adviser also reviewed the asset flows into and out of the Fund, and noted that the trend has been toward net redemptions. The Adviser reviewed these items with the Trustees and reviewed with the Trustees various alternatives for the Small Cap Fund, including the proposed reorganization, the possibility that a new portfolio management team be appointed to manage the Small Cap Fund, the possible assignment of the Small Cap Fund’s investment advisory agreement to a third party manager, and the possible liquidation of the Small Cap Fund. The Adviser recommended the reorganization because, among other things, of the similarities between the investment objectives, strategies, risks and portfolios of the Funds, the improved prospects for future sales of the Mid Cap Fund, the lower fees for the combined Mid Cap Fund (which will be contractually guaranteed by the Adviser for two years), the Adviser’s agreement to pay all non-trading costs and expenses of the Acquisition, and the tax-free nature of the Acquisition.

In considering the recommendation of the Adviser, the Trustees noted that they understand the Adviser’s belief (and rationale) that assigning a new portfolio management team for the Small Cap Fund would not be in the best interests of shareholders, and the Trustees determined that the liquidation of the Small Cap Fund was not a good alternative as it unilaterally removed shareholder choice from the equation. With respect to the possibility of a transfer of the Small Cap Fund to a new third party manager, the Trustees noted that the Adviser did not believe there were any viable third party managers that (1) employ socially responsible overlays consistent with those employed by the Fund and (2) have an attractive long-term track record in small cap stocks. After considering the recommendation of the Adviser, the Trustees concluded that participation by the Small Cap Fund in the Acquisition is in the best interests of the Small Cap Fund and its shareholders. The annual expense ratio of Mid Cap Fund immediately after the closing of the transaction is estimated to be approximately 0.15% lower (0.22% lower with the expense limitation agreement in place) than the total annual expense ratio of the Small Cap Fund, based on the fiscal year ended December 31, 2014.

In approving the proposed reorganization, the Trustees considered the factors discussed above and those discussed below, among others, from the point of view of the interests of the Small Cap Fund and its shareholders. After careful consideration, the Trustees (including all Trustees who are not “interested persons” of the Funds, the Adviser or its affiliates) determined that the acquisition contemplated by the Plan (the “Acquisition”) would be in the best interests of the Small Cap Fund and its shareholders, and that the interests of existing shareholders of the Funds would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Plan and the Acquisition.

•	The Funds’ relative prospects for future sales;

•

A comparison of fees for the Funds, and the pro forma total expense ratio of the combined Mid Cap Fund, including each Fund’s expected benefits from economies of scale and the Adviser’s agreement to limit the combined Mid Cap Fund’s fees and expenses at no more than its current fee and expense ratio for a period of two years;

•	The current asset level of the Small Cap Fund and the pro forma asset level of the combined Mid Cap Fund;

•

The historical performance of the Funds, noting that the Small Cap Fund has underperformed its benchmarks, while the Mid Cap Fund has outperformed its benchmarks, and the Trustees also took into consideration the Adviser’s assessment that the Small Cap Fund is likely to continue to underperform, while the expectation is that the Mid Cap Fund should continue to outperform;

•	The investment objective and principal investments of the Funds;

•	The overlap of the securities eligible to be held by the Funds;

•	The current and expected tax ramifications of the Acquisition to each Fund and its shareholders;

•	The Adviser’s agreement to pay all non-trading costs and expenses of the Acquisition;

•	The form of the Plan and the terms and conditions of the Acquisition;

•	The fact that the Funds have the same advisory contract terms and pay the same advisory fee rates;

•	Whether the Acquisition would result in the dilution of shareholders’ interests;

•	The fact that no changes in service providers would result from the Acquisition; and

•	The fact that the Mid Cap Fund will assume all the liabilities, expenses and obligations of the Small Cap Fund.

Also, the Trustees approved the Plan on behalf of the Mid Cap Fund.

E. Federal Income Tax Consequences

Subject to certain stated assumptions contained therein, the Small Cap Fund will receive an opinion of Foley & Lardner LLP, its counsel, substantially to the following effect: (1) the Acquisition should constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, as amended (the “Code”), and the Small Cap Fund and the Mid Cap Fund should each be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (2) a shareholder of the Small Cap Fund should recognize no gain or loss on the exchange of the shareholder’s shares of the Small Cap Fund for shares of the Mid Cap Fund; (3) neither the Small Cap Fund nor the Mid Cap Fund should recognize any gain or loss upon the transfer of all of the assets of the Small Cap Fund to the Mid Cap Fund in exchange for shares of the Mid Cap Fund and the assumption by the Mid Cap Fund of the liabilities of the Small Cap Fund pursuant to the Plan or upon the distribution of shares of the Mid Cap Fund to shareholders of the Small Cap Fund in exchange for their respective shares of the Small Cap Fund; (4) the holding period and tax basis of the assets of the Small Cap Fund acquired by the Mid Cap Fund should be the same as the holding period and tax basis that the Small Cap Fund had in such assets immediately prior to the Acquisition; (5) the aggregate tax basis of shares of the Mid Cap Fund received in connection with the Acquisition by each shareholder of the Small Cap Fund (including any fractional share to which the shareholder may be entitled) should be the same as the aggregate tax basis of the shares of the Small Cap Fund surrendered in exchange therefor; (6) the holding period of shares of the Mid Cap Fund received in connection with the Acquisition by each shareholder of the Small Cap Fund (including any fractional share to which the shareholder may be entitled) should include the holding period of the shares of the Small Cap Fund surrendered in exchange therefore, provided that such the Small Cap Fund shares constitute capital assets in the hands of the shareholder as of the Closing Date; and (7) the Mid Cap Fund should succeed to the capital loss carryovers of the Small Cap Fund but the use of the Small Cap Fund’s existing capital loss carryovers (as well as the carryovers of the Mid Cap Fund, if any) may be subject to limitation under Section 383 of the Code after the Acquisition. This opinion of counsel will not be binding on the IRS or a court and there is no assurance that the IRS or a court will not take a view contrary to those expressed in the opinion.

It is not anticipated that the assets of the Small Cap Fund will be sold in connection with the Acquisition. If any such sales occur, the actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Small Cap Fund’s basis in such assets. Any capital gains recognized in these sales would be distributed to the Small Cap Fund’s shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions would be taxable to shareholders.

As of December 31, 2014, the Small Cap Fund had a capital loss carryforward position of $15.5, and the Mid Cap Fund had no capital loss carryforward. No distribution of capital gains to the Small Cap Fund shareholders prior to the closing of the Acquisition is anticipated. Prior to the closing of the Acquisition, the Company, if necessary, will declare a distribution to shareholders of the Small Cap Fund which, together with all previous distributions, will have the effect of distributing to the Small Cap Fund shareholders all of the Small Cap Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing.

In the ordinary course, the Mid Cap Fund repositions its portfolio on a regular basis. If the Acquisition had occurred as of February 1, 2015, and the Mid Cap Fund had repositioned its portfolio on the next business day, none of the Mid Cap Fund’s portfolio would have turned over.

Shareholders of the Small Cap Fund are encouraged to consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Acquisition, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Acquisition.

F. Comparison of Shareholder Rights

The Small Cap Fund and the Mid Cap Fund are each a series of the Company, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and organized as a Massachusetts business trust.

Massachusetts law and the Funds’ Charter permit the Funds to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act.

Both the Declaration of Trust and Restated By-Laws provide that the Funds’ shareholders have the right to remove a Trustee, with or without cause, upon the affirmative vote of the holders of a majority of its outstanding shares represented at a meeting with respect thereto (assuming a quorum is present, which is one-third of the outstanding shares). The Funds are required to call a meeting of shareholders to vote on the removal of a Trustee (as well as on any other proper matter) upon the written request of shareholders holding not less than one-third of its outstanding shares and entitled to vote at such meeting. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants and at their own expense, mail the applicants’ communication to all other shareholders.

G. Capitalization

The capitalization of the Small Cap Fund and the Mid Cap Fund as of December 31, 2014 and the combined Mid Cap Fund’s pro forma capitalization after giving effect to the Acquisition are set forth in the following table. The table does not show the actual combined aggregate net assets or number of shares of the Mid Cap Fund to be issued in connection with the Acquisition, as this will depend upon the net asset value and number of shares outstanding of the Small Cap Fund at the Effective Time.

	Small Cap Fund	Mid Cap Fund	Pro Forma Adjustments		Pro Forma Combined Mid Cap Fund
Aggregate Net Assets	$560,461,505	$305,296,839			$865,758,344
Shares Outstanding	23,578,050	11,141,329	(3,124,887	)*	31,594,492
Net Asset Value Per Share	$23.77	$27.40			$27.40

*	Reflects the adjustment to the number of shares outstanding due to the Acquisition.

V. INFORMATION ABOUT THE FUNDS

A. Investment Objective and Investment Strategies

Small Cap Fund and Mid Cap Fund

The investment objective of each Fund is capital appreciation. While the Funds have differing investment strategies, as described below, essentially all (over 99%) of the investments of the Small Cap Fund are eligible investments for the Mid Cap Fund. As of February 1, 2015, approximately 19% of the portfolio of the Small Cap Fund was held by the Mid Cap Fund. However, as noted, essentially all (over 99%) of the investments of the Small Cap Fund are eligible investments of the Mid Cap Fund, and if the Acquisition had occurred as of February 1, 2015, and the Mid Cap Fund had repositioned its portfolio on the next business day, none of the Mid Cap Fund’s portfolio would have turned over, which demonstrates the similarity of the two Funds.

Both Funds adjust their portfolios as necessary, but neither Fund will reposition its portfolio in anticipation of the Acquisition. It is expected that the Mid Cap Fund portfolio may be adjusted shortly after the Acquisition, in the ordinary course of business and in compliance with its regular practices.

Small Cap Fund

The Parnassus Small Cap Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the stock of companies with market capitalizations under $3 billion at the time of initial purchase. These companies must, in the opinion of the Fund’s investment adviser, be undervalued, but they must also have good prospects for long-term capital appreciation over the course of the expected holding period. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team. Upon initial investment, stocks must be trading below their intrinsic value, which means that the Adviser seeks to purchase stocks trading at discounts to the Adviser’s assessment of the companies’ estimated value. The Adviser also takes environmental, social and governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.

Mid Cap Fund

The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in mid-sized companies. The Fund considers a mid-sized company to be one that has a market capitalization between that of the smallest and largest constituents of the Russell Midcap Index (which was between $284 million and $36 billion as of February 18, 2015) measured at the time of purchase. The Russell Midcap Index includes approximately 800 of the smallest companies in the Russell 1000 Index. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside the ranges of the Russell Midcap Index, which are subject to change. The Fund may normally invest up to 20% of its net assets in smaller- and larger-capitalization companies. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and may invest up to 20% of its assets in foreign securities of similar companies. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team. Upon initial investment, stocks must be trading below their intrinsic value, which means that the Adviser seeks to purchase stocks trading at discounts to the Adviser’s assessment of the companies’ estimated value. The Adviser also takes environmental, social and governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.

B. Advisory Agreements

Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105, acts as investment adviser to the Funds, subject to the oversight of the Funds’ Board of Trustees, and as such, supervises and arranges the purchase and sale of securities held in the Funds’ portfolios. The Adviser has been the investment manager of the Parnassus Funds trust since 1984.

A discussion regarding the basis for the Board of Trustees approving the renewal of each of the investment advisory agreements with the Adviser is available in the Funds’ most recent semiannual report to shareholders for the most recent semiannual period ended June 30.

Parnassus Investments acts as the Funds’ investment adviser. Under its Investment Advisory Agreement (“Agreement”) with each of the Funds, the Adviser acts as investment adviser for each Fund and, subject to the supervision of the Boards of Trustees, directs the investments of each Fund in accordance with its investment objective, policies and limitations. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, and pays the salaries and fees of all Officers and all Trustees of the Trusts who are “interested persons” under the 1940 Act. The Adviser also provides the management and administrative services necessary for the operation of the Funds, including supervising relations with the custodian, transfer agent, independent registered public accounting firm and attorneys. The Adviser also prepares all shareholder communications, maintains the Funds’ records, registers the Funds’ shares under state and federal laws and does the staff work for the Boards of Trustees.

Each of the Agreements provides that the Adviser shall not be liable to the applicable Fund for any loss to the Fund except by reason of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Jerome L. Dodson, President of the Parnassus Funds trust, owns and controls the majority of the stock of the Adviser via his living trust and trusts for his children. Mr. Dodson can thus be considered a “control person” of the Adviser.

The Parnassus Small Cap Fund pays the Adviser a fee for services performed at the annual rate of 1.00% of first $100 million in assets, 0.90% of the next $100 million, 0.85% of the next $300 million and 0.80% of the amount above $500 million.

The Parnassus Mid Cap Fund pays the Adviser a fee for services performed at the annual rate of 0.85% of the first $100 million in assets, 0.80% of the next $100 million, 0.75% of the next $300 million and 0.70% of the amount above $500 million.

Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 1.20% of net assets for the Parnassus Small Cap Fund. This limitation continues until May 1, 2015, and may be continued indefinitely by the Adviser on a year-to-year basis. Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to [•]% of net assets for the combined Parnassus Mid Cap Fund. This limitation continues until May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis. The computation of advisory fees is based on the average daily net assets for each class of shares in each Fund independently.

In addition to the fee payable to the Adviser, the Funds are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of their Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Funds’ custodian, transfer agent and accounting services agent; (vii) expenses incident to the issuance of their shares, including issuance on the payment of or reinvestment of dividends; (viii) fees and expenses incident to the registration under federal or state securities laws of the Funds or their shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Funds; (x) all other expenses incidental to holding meetings of the Funds’ shareholders; (xi) security pricing services of third-party vendors; (xii) the cost of providing the record of proxy votes on the website; (xiii) dues or assessments of or contributions to the Investment Company Institute, the Social Investment Forum or any successor; and (xiv) such nonrecurring expenses as may arise, including litigation affecting the Funds and the legal obligations for which the Funds may have to indemnify their Officers and Trustees with respect thereto. In allocating brokerage transactions, the investment advisory agreement states that the Adviser may consider research provided by brokerage firms.

C. Performance

For a discussion of the Small Cap Fund’s performance during the fiscal year ended December 31, 2014, see Exhibit B.

For a discussion of the Mid Cap Fund’s performance during the fiscal year ended December 31, 2014, see Exhibit C.

D. Fund Management and Portfolio Managers

The Trustees direct the management of the business and affairs of the Funds. The Trustees approve all significant agreements between the respective Fund and persons or companies furnishing services to it, including a Fund’s agreements with the Adviser and the Fund’s custodian, transfer and dividend disbursing agent. The day-to-day operations of a Fund are delegated to its officers and the Adviser, subject to the Fund’s investment objective and policies and to general supervision by the Trustees. The individuals below are the portfolio managers of the Mid Cap Fund and will be the portfolio managers of the combined Mid Cap Fund.

Matthew D. Gershuny is the lead Portfolio Manager of the Parnassus Mid Cap Fund and has been as a Portfolio Manager of the Fund since 2008. He is also the Director of Research at Parnassus Investments, where he has worked since 2006.

Lori A. Keith is a Portfolio Manager of the Parnassus Mid Cap Fund and has served in this capacity since 2008. She is also a Senior Research Analyst at Parnassus Investments, where she has worked since 2005.

The statement of additional information for the Funds that is part of the Additional Disclosure Documents, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

E. Net Asset Value

The NAV for the Funds will be calculated on each day the NYSE is open for trading and on any other day there is a sufficient degree of trading in investments held by the Funds to affect the NAV. The NYSE is closed on national holidays, Good Friday, and weekends. The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies. The NAV of the Funds will usually be calculated as of the close of trading on the NYSE at 4:00 p.m. Eastern Time. The NAV may not be determined on any day that there are no transactions in shares of the Funds.

The NAV per share is the value of a Fund’s assets, less its liabilities, divided by the number of outstanding shares of that Fund. In general, the value of the Funds’ portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Funds’ Board of Trustees. Types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) securities for which a foreign currency exchange rate is deemed inappropriate for use by the Funds or multiple appropriate rates exist. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The fair value of a security may differ from the last quoted price, and a Fund may not be able to sell a security at the fair value.

F. Shares

For a discussion of how shares of the Funds’ may be purchased and redeemed, see below.

Rights of Shares

The Declaration of Trust permits the Company to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of another individual share.

Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional series of shares or classes thereof that may have separate assets and liabilities, and which may differ from each other as to dividends and other features. Shares of each series or class thereof would be entitled to vote separately as a series or class only to the extent required by the Investment Company Act of 1940 or as permitted by the Trustees. Trust operating expenses will be allocated fairly among the Funds, generally on the basis of their relative NAV.

Shareholders of the Funds are entitled to one vote for each full share held (and fractional votes for fractional shares), and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and nonassessable. No amendment that would have a material adverse impact upon the rights of the shareholders may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of the outstanding shares.

How to Purchase Shares

You can open an account directly with the Funds, or you can purchase and sell shares of the Funds through an intermediary, such as a broker-dealer, a financial institution or other service provider. These service providers may charge fees for the services they provide or impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

Types of Accounts

The Funds offer the following types of accounts.

Individual or Joint Ownership Account

You can open a regular account that is owned by an individual or by two owners. An initial minimum investment must be at least $2,000 per fund.

Custodial Account

You can open a custodial account for a minor. The Funds offer both UGMA (Uniform Gift to Minor’s Act) and UTMA (Uniform Transfer to Minor’s Act) accounts. An initial minimum investment must be at least $500 per fund.

Traditional IRA, Roth IRA or SEP IRA Accounts

Through the Funds, you can open tax-deferred retirement accounts for individuals. An initial investment must be at least $500 per fund. For further information regarding plan administration, custodial fees and other details, investors should contact Parnassus Investments.

Trust Account

A legal trust can open an account. The Funds require the front page and signature page of the trust agreement, including title of the trust and names of the trustee(s), with the application. An initial minimum investment must be at least $2,000 per fund.

Corporate Account

A partnership or corporation can open an account. The Funds require the Articles of Incorporation or Partnership Agreement with the appropriate signatures for the account. An initial minimum investment must be at least $2,000 per fund.

Subsequent investments for all accounts must be at least $50 per fund.

Direct Purchase of Shares

You can open an account or purchase additional shares in the following ways:

Internet

To open an account online, go to www.parnassus.com and follow the instructions on the website. By accessing your account online, you can purchase shares and have Parnassus debit your bank account. If an account has more than one owner or authorized person, the Funds will accept online instructions from any one owner or authorized person.

Mail

To open an account by mail, an investor should complete and mail the application form along with a check payable to “Parnassus Funds.” With additional investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. A fee of $20 will be assessed if a check is returned to the Funds unpaid due to insufficient funds, stop payment or for any other reason. The application should be sent to the following address:

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Telephone

If your account is eligible, you can call the Funds at (800) 999-3505 to make an exchange or purchase additional shares. The telephone purchase option may not be used for initial purchases of shares of the Funds, but may be used for subsequent purchases. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Parnassus Automatic Investment Program

After making an initial investment to open an account, a shareholder may purchase additional shares of the Funds ($50 minimum per fund) via the Parnassus Automatic Investment Program (“PAIP”). On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your Fund account on the day of your choice (the 3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. If you already have an account, you may fill out the Parnassus Automatic Investment Plan form, or sign up online at www.parnassus.com.

Parnassus Investments reserves the right to reject any purchase order. If an investment order is received in good order before 4:00 p.m. Eastern Time, which is 1:00 p.m. San Francisco time, it will be processed at the net asset value (NAV) calculated on the same business day. If an investment is received in good order after 4:00 p.m. Eastern Time, it will be processed at the NAV calculated on the next business day. The Funds consider a purchase, redemption or exchange request to be in “good order” if it is timely submitted and contains the name of the applicable Fund, the number of shares or dollar amount to be purchased, redeemed or exchanged, your name and (if applicable) your account number and your signature. A fee of $20 will be assessed if the automatic purchase cannot be made due to insufficient funds, stop payment or for any other reason.

There is no sales charge for the purchase of shares from the Funds, but investors may be charged a transaction fee or other fee on their behalf by an investment adviser, a brokerage firm or other financial institution, in connection with purchases or redemptions of shares of the Funds.

Purchasing Shares from Broker-Dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee at either the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or to the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Funds as an investment alternative in the programs they offer or administer. Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Funds. Servicing Agents may:

•

Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds’ minimum purchase requirement.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

•	Charge fees to their customers for the services provided. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•

Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), it will receive same day pricing.

•

Be authorized to accept purchase orders on the Funds’ behalf (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf). If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Funds’ behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s NAV. All purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s NAV.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent, because particular Servicing Agents may adopt policies or procedures that are separate from those described in this prospectus. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not place your order on a timely basis, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

How to Redeem Shares

When you redeem your shares, your proceeds are normally made by check and sent via mail. You can pre-designate a bank account where you would like redemption proceeds electronically deposited within three business days. For a $20 fee, you can have redemption proceeds wired to your bank account of record in one business day.

Redemption amounts of over $50,000 may be requested only by mail. If a redemption order is received in good order before 4:00 p.m. Eastern Time, which is 1:00 p.m. San Francisco time, it will be processed at the NAV calculated on the same business day. If a redemption order is received in good order after 4:00 p.m. Eastern Time, it will be processed at the NAV calculated on the next business day. The redemption order must include your account number and indicate the number of shares or the dollar amount you wish to redeem. All owners of the account must sign the redemption request unless the account application states that only one signature is necessary for redemptions. The Funds must have a change-of-address on file for 30 days before the Funds will send redemption or distribution checks to the new address.

The Funds usually require additional documents when shares are registered in the name of a corporation, agent or fiduciary, or if you are a surviving joint owner. In the case of a corporation, the Funds usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, the Funds usually require an authorizing document. In the case of a surviving joint owner, the Funds usually require an original certified copy of the death certificate. Contact the Funds by phone at (800) 999–3505 if you have any questions about the requirements for redeeming your shares.

You can redeem your shares by:

Internet

If your account is eligible, you can redeem your shares by accessing your account online at www.parnassus.com. If an account has more than one owner or authorized person, the Funds will accept online instructions from any one owner or authorized person.

Mail

You can mail your redemption request. Please be sure to include your account number, the amount of your redemption (dollars or shares) and the signatures of all account holders. Send the request to:

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Fax

The maximum amount that can be redeemed through request by fax is $50,000 per account per week. You can fax your redemption request to (415) 778–0228. Please be sure to include your account number, the amount of your redemption (dollars or shares) and the signatures of all account holders.

Telephone

For eligible accounts, you can redeem your shares, up to a maximum dollar amount of $50,000 per account per week, by calling (800) 999–3505. The telephone transaction privilege also allows a shareholder to effect exchanges from a Fund into an identically registered account in another Fund managed by Parnassus Investments. Shareholders who elect to use telephone transaction privileges must indicate this on the account application form. Neither the Funds nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Funds and the transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Procedures may include one or more of the following: recording all telephone calls requesting telephone transactions, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone transaction is made. The Funds and Parnassus Investments may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transactions and may choose to make all transactions in writing. The telephone transaction privilege may be modified or discontinued by the Funds at any time upon 60 days’ prior written notice to shareholders.

Systematic Withdrawal Program

You can have the Funds automatically redeem, on a periodic basis, a set amount from your account and direct-deposit the proceeds into your bank account or mail you a check.

Redeeming Shares through Servicing Agent

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.

If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Funds, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s NAV. All redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s NAV.

Other Redemption Information

If the Funds have received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Funds will promptly send you a check for the proceeds from the sale. Ordinarily, the Funds must send you a check within seven days, but the Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the New York Stock Exchange (“NYSE”) is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. However, payment may be delayed for any shares purchased by check or ACH (Automated Clearing House) for a reasonable time (not to exceed 15 days from the date of such purchase). This delay is necessary for the Funds to determine that the purchase check or ACH (Automated Clearing House) will be honored. The Funds normally send out redemption checks by U.S. mail, but the Funds can send a redemption check by overnight delivery for a $20 fee.

Wire

If you wish to have the redemption proceeds sent by wire transfer, there will be a charge of $20 per transaction. Wiring funds will require a Medallion Signature Guarantee unless wiring instructions were previously filed with the Funds.

Medallion Signature Guarantee

Certain types of transactions require a Medallion Signature Guarantee:

•	A redemption check sent to an address that is not the address of record or has not been on the Funds’ records for at least 30 days

•	Redemption proceeds sent to a bank account that is not the bank account of record

•	A redemption check made payable or sent to someone other than the named account owner

•	Changing the shareholder of record on an account (A Signature Validation Program Stamp is also acceptable for this change)

A Medallion Signature Guarantee is meant to ensure that a signature is genuine. It protects shareholders and the Funds against fraud. You can typically obtain a Medallion Signature Guarantee from a bank, a credit union, a savings and loan association or a broker-dealer. A notary public cannot provide a Medallion Signature Guarantee.

Redemption of Small Accounts

The Funds may, in order to reduce the expenses of the Funds, redeem all of the shares of any shareholder whose account balance falls below $500 after a redemption. This will be done at the NAV determined as of the close of business on the business day preceding the sending of such notice of redemption. The Funds will give shareholders whose shares are being redeemed 60 days’ prior written notice in which to purchase sufficient shares to avoid such redemption. The Funds may immediately, without prior written notice, redeem all of the shares of any shareholder whose account balance falls below $100 after a redemption.

Holds on Redemptions

If you purchased shares by check, the Funds may delay a redemption request for shares that were purchased in the past 15 days, in order to allow the Funds time to determine if your purchase check cleared.

Online and Telephone Transactions

Depending on the type of account, you may make shareholder transactions online or over the telephone. The Funds take steps to confirm your identity to prevent fraud, including confirming some of your personal information that they have on file. However, the Funds cannot be held liable for executing instructions the Funds reasonably believe to be genuine. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receiving them. If you do not want the ability to conduct transactions online or over the telephone, please indicate that on your account application or call the Funds at (800) 999–3505.

Market Timing Policies and Procedures

Frequent purchases and redemptions of shares of the Funds may harm other shareholders by interfering with the efficient management of the Funds’ portfolios, increasing brokerage and administrative costs, and potentially diluting the value of their shares. The Funds’ Boards of Trustees have adopted a policy of discouraging frequent purchases and redemptions of Fund shares that could disrupt the efficient management of the portfolios. If management of the Funds determines that a shareholder is making frequent trades (defined as a purchase and redemption within five business days) in sufficient volume and with sufficient frequency to disrupt a Fund’s operations, that shareholder will be barred from making future investments in the Funds. The Funds’ Boards of Trustees and the Adviser do not encourage frequent trading and will not engage in an agreement with any party to permit frequent trading. The Adviser and the Funds’ Boards of Trustees will continue to monitor trading activity and the regulatory environment and may alter the policies at any time without prior notice to shareholders.

If inappropriate trading is detected in an omnibus account registered in the name of a nominee, financial intermediary or plan sponsor (collectively, “financial intermediaries”), the Funds may apply these market timing policies and procedures to the account. The Funds generally are dependent on the financial intermediaries in monitoring trading frequency and therefore in applying the Funds’ market timing policies and procedures. In this regard, the Funds have entered into written agreements with each of the Funds’ financial intermediaries, under which the intermediaries must, upon request, provide the Funds with certain shareholder and identity trading information to assist the Funds in enforcing their market timing policies and procedures.

The Funds reserve the right to reject any purchase or exchange transactions at any time. In addition, the Adviser reserves the right to impose restrictions on purchases or exchanges at any time that are more restrictive on disruptive, excessive or short-term trading, than those that are otherwise stated in this prospectus.

Exchanging Shares

The proceeds from a redemption of shares of one Fund can be used to purchase shares of the other Funds. There is no limit on the number or dollar amount of exchanges. The Funds reserve the right to modify or eliminate this exchange privilege in the future. The exchange privilege is only available in states where the exchange may be legally made. The exchange of shares is treated as a sale, and an exchanging shareholder may, therefore, realize a taxable gain or loss.

G. Taxes, Dividends and Distributions

All dividends from net investment income, together with distributions of short-term capital gains (collectively, “income dividends”), will be taxable as ordinary income to shareholders (although a portion may be taxed at the lower rate applicable to qualified dividend income), even though paid in additional shares. Any net, long-term capital gains (“capital-gain distributions”) distributed to shareholders are taxable as such. Tax-exempt and tax-deferred shareholders, of course, will not be required to pay taxes on any amount paid to them. Holders of IRAs and other tax-deferred retirement accounts are not required to pay taxes until distribution. (Tax-exempt retirement accounts do not have to pay taxes.)

Income dividends and capital-gain distributions will usually be paid once a year. The income dividend is usually paid in December of each year. Income dividends and capital-gain distributions are taxable in the year received. For the convenience of investors, all payments are made in shares of the Funds. Shareholders who prefer to receive payment of income dividends and/or capital-gain distributions in cash should notify the Funds at least five days prior to the payment date. If you decide to receive your dividends and/or capital-gain distributions in cash, you may receive your payments by check or via the Automated Clearing House network (electronically credited to your bank account).

All dividends and distributions, whether reinvested or paid out in cash, may be subject to federal income tax. An exchange of one Fund’s shares for shares of another Fund will be treated as a sale of the respective Fund’s shares for tax purposes, and any gain on the transaction may be subject to state and federal income tax. If an investor purchases shares just before the dividend date, he or she will be taxed on the distribution even though it may be a return of capital. Tax issues can be complicated. Please consult your tax adviser with any tax questions you may have. Annually, you will receive on IRS Form 1099 the dollar amount and tax status of all distributions you received.

The Funds may be required to impose backup withholding at a current rate of 28% from any income dividends and capital-gain distributions. Shareholders can eliminate any backup-withholding requirements by furnishing certification of U.S. taxpayer identification numbers for reporting dividends.

To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by the Funds, such dividends, in the hands of the Funds’ corporate shareholders, will be eligible for the 70% dividends received deduction. Individuals do not qualify for this deduction; it applies to corporations only.

The preceding discussion is meant to be only a general summary of the potential federal income tax consequences of an investment in the Funds by U.S. shareholders. The statement of additional information contains a more detailed summary of federal tax rules that apply to the Funds and their shareholders. This summary is not intended to be and should not be construed to be legal or tax advice to any investor. Legislative, judicial, or administrative action may change the tax rules that apply to the Funds or their shareholders and any such change may be retroactive. Shareholders should consult their own tax advisors to determine the federal, state, local, and non U.S. tax consequences of owning Fund shares.

Mutual fund companies such as the Parnassus Funds are subject to information reporting requirements to mutual fund shareholders and the IRS with respect to taxable redemptions of mutual fund shares reported on Form 1099-B. In addition to reporting the gross proceeds from redemptions on Form 1099-B, the Parnassus Funds are required to report the cost basis and holding period information (indication of short-term or long-term) of Fund shares redeemed on Form 1099-B. The reporting requirements apply to Fund shares acquired on or after January 1, 2012, and redeemed on and after that date. Cost basis reporting does not apply to tax-deferred or tax-exempt accounts such as IRAs or other retirement accounts.

The requirement to report only the gross proceeds from the redemption of mutual fund shares on Form 1099-B applies to all Fund shares acquired through December 31, 2011, and redeemed on and after that date. Form 1099-B is required to be provided to the IRS and the mutual fund shareholder.

Cost basis is used to determine your gain or loss for tax purposes should an investment be sold. The cost basis is the purchase price of a mutual fund (or other asset) plus reinvested dividends and reinvested capital gains distributions. If an investment is sold and the market value exceeds the cost basis, then there is a realized capital gain. Conversely, if the cost basis exceeds the market value, then there is a realized capital loss. The Parnassus Funds will default to “Average Basis” if a cost basis disposition method is not chosen. Fund shareholders should consult with their tax advisors to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

H. Financial Information

For the financial highlights of the Small Cap Fund and the Mid Cap Fund, see Exhibit D. The accounting survivor of the reorganization will be the Mid Cap Fund.

I. Distribution Arrangements

The distributor of the Funds is Parnassus Funds Distributor, an affiliate of Parnassus Investments. As the distributor, Parnassus Funds Distributor makes a continuous offering of the Funds’ shares. Parnassus Funds Distributor did not receive any net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation in 2014.

Pursuant to a Shareholder Servicing Plan and Agreement with each of the Funds, Parnassus Investments may arrange for third parties to provide certain services, including account maintenance, record keeping and other personal services to their clients who invest in the Funds. These third parties may include broker/dealers, banks, third party administrators, registered investment advisors or other financial institutions. For these services, each of the Funds may pay service providers an aggregate service fee at a rate not to exceed 0.25% per annum of the applicable Fund’s average daily net assets. Parnassus Investments may elect to pay service providers and other third parties an additional amount from its own funds to cover additional servicing fees and other arrangements, which may promote the sale of Fund shares (the making of such payments could create a conflict of interest for financial intermediaries receiving such payments).

The Adviser may pay additional compensation and/or provide incentives (out of its own resources and not as an expense of the Funds) to certain brokers, dealers or other financial intermediaries in connection with the sale, distribution, retention and/or servicing of Fund shares. Such payments are intended to provide additional compensation to financial intermediaries for various services, such as allowing the Adviser and its personnel to attend conferences.

VI. ADDITIONAL INFORMATION

Additional information about the Funds is available in the SAI. The SAI and each Fund’s Annual Report dated December 31, 2014, which contains audited financial statements for the Funds’ fiscal year, are incorporated by reference into this Prospectus. In addition, the Additional Disclosure Documents are also incorporated by reference into the Prospectus.

The Additional Disclosure Documents and the Annual Report of the Funds are all available to shareholders without charge, simply by calling (800) 999-3505. The Funds also make available the Additional Disclosure Documents and the Annual Report, free of charge, on their Internet website (http://www.parnassus.com).

All of this information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

•	In person: at the SEC’s Public Reference Room in Washington, D.C.

•	By phone: 1-202-551-8090 (for information on the operations of the Public Reference Room only)

•	By mail: Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 (duplicating fee required)

•	By electronic mail: publicinfo@sec.gov (duplicating fee required)

•	On the Internet: www.sec.gov

VII. MISCELLANEOUS INFORMATION

A. Legal Matters

The validity of the issuance of shares of the Mid Cap Fund will be passed upon by Foley & Lardner LLP, Milwaukee, Wisconsin.

B. Experts

The audited financial statements and financial highlights in the Prospectus and the SAI have been included in reliance on the report of Deloitte & Touche LLP, 555 Mission Street, San Francisco, California 94105, the independent registered public accounting firm for each of the Funds, given on their authority as experts in auditing and accounting.

C. Service Providers

Administrator

The investment adviser, administrator and principal underwriter (or distributor) for the Funds is Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105

Custodian

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, is the custodian of the Funds’ assets.

Transfer Agent

Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105, is the Funds’ transfer agent and accounting agent.

By Order of the Board of Trustees of

Parnassus Funds

Jerome L. Dodson
President
Parnassus Funds

April 6, 2015

EXHIBIT A

PARNASSUS FUNDS

PLAN OF ACQUISITION AND LIQUIDATION

This Plan of Acquisition and Liquidation (this “Plan”) has been adopted by the Board of Trustees of Parnassus Funds, a Massachusetts Business Trust (the “Trust”), as of this 17th day of February, 2015, to provide for the reorganization of the Parnassus Small Cap Fund (the “Acquired Portfolio”) into the Parnassus Mid Cap Fund (the “Acquiring Portfolio”). The Acquired Portfolio and the Acquiring Portfolio (each a “Portfolio”, and, together, the “Portfolios”) are each separate series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s Board of Trustees (the “Board”) has determined that it is in the best interest of the shareholders of the Acquiring Portfolio and the Acquired Portfolio (“Shareholders”) that the Acquired Portfolio transfer all of the assets attributable to the shares held by its Shareholders in exchange for shares of equal net asset value of the Acquiring Portfolio (“Acquisition Shares”), to be distributed to the Acquired Portfolio’s Shareholders, and that the Trust redeem the outstanding shares (the “Acquired Portfolio Shares”) of the Acquired Portfolio, all as provided for below (the “Acquisition”). In this Plan, any references to a Portfolio taking action shall mean and include all necessary actions of the Trust on behalf of a Portfolio, unless the context of this Plan or the 1940 Act requires otherwise. The Trust intends that the Acquisition qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provisions, and that with respect to the Acquisition, the Acquiring Portfolio and the Acquired Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

1. Definitions. In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

“1933 Act” shall mean the Securities Act of 1933, as amended.

“Assets” shall mean all assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Portfolio or its shares, as appropriate, whether or not determinable at the Effective Time (as defined herein) and wherever located, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by the Acquired Portfolio or attributable to its shares and any deferred or prepaid expense, as of the Closing Date, other than unamortized organizational expenses, shown as an asset on the Acquired Portfolio’s books.

“Closing Date” shall mean such date as the officers of the Trust shall designate.

“Effective Time” shall mean 5:00 p.m., Eastern Time, on the Closing Date, or such other time as the officers of the Trust shall designate.

“Financial Statements” shall mean the audited financial statements of the relevant Portfolio for its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Portfolio for its most recently completed semi-annual period.

“Liabilities” shall mean all liabilities, expenses and obligations of any kind whatsoever of the Acquired Portfolio, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured, as of the Closing Date.

“N-14 Registration Statement” shall mean the Registration Statement of the Acquiring Portfolio on Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition.

“Valuation Time” shall mean the close of regular session trading on the New York Stock Exchange (“NYSE”) on the Closing Date, when for purposes of this Plan, the Trust determines the net asset value per Acquisition Share of the Acquiring Portfolio and the net value of the assets of the Acquired Portfolio.

“NAV” shall mean a Portfolio’s net asset value, which is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2. Regulatory Filings. The Acquiring Portfolio shall promptly prepare and file the N-14 Registration Statement with the SEC, and the Acquiring Portfolio and the Acquired Portfolio also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3. Transfer of the Acquired Portfolio’s Assets. The Acquiring Portfolio and the Acquired Portfolio shall take the following steps with respect to the Acquisition, as applicable:

(a) On or prior to the Closing Date, the Acquired Portfolio shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Portfolio that are known to the Acquired Portfolio and that are due and payable prior to or as of the Closing Date.

(b) Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Portfolio will declare to the Acquired Portfolio’s Shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (a) all the excess of (1) the Acquired Portfolio’s investment income excludable from gross income under Section 103(a) of the Code over (2) the Acquired Portfolio’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Portfolio’s investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Portfolio’s net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), for the taxable year ended on December 31, 2014 and for the short taxable year beginning on January 1, 2015, and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Portfolio as a “regulated investment company” for tax purposes and to eliminate fund-level tax.

(c) At the Effective Time, the Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio, subject to the Liabilities, and the Acquiring Portfolio shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (1) the Assets shall become and be assets of the Acquiring Portfolio, and (2) the Liabilities shall attach to the Acquiring Portfolio, and shall be enforceable against the Acquiring Portfolio to the same extent as if initially incurred by the Acquiring Portfolio. The Trust shall redeem the outstanding shares of the Acquired Portfolio by issuance of shares of the Acquiring Portfolio as described more fully below.

(d) Within a reasonable time prior to the Closing Date, the Acquired Portfolio shall provide, if requested, a list of the Assets to the Acquiring Portfolio. The Acquired Portfolio may sell any asset on such list prior to the Effective Time. After the Acquired Portfolio provides such list, the Acquired Portfolio will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Portfolio. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any investments shown on the list that the Acquiring Portfolio has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Portfolio will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio’s investment objectives, policies and restrictions. In addition, if the Acquiring Portfolio determines that, as a result of the Acquisition, the Acquiring Portfolio would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Portfolio, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any such limitation and the Acquired Portfolio shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio’s investment objectives, policies and restrictions.

(e) The Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio at the Effective Time on the following basis: (1) The value of the Assets less the Liabilities of the Acquired Portfolio attributable to shares held by its Shareholders, determined as of the Valuation Time, shall be divided by the then NAV of Acquisition Shares, as applicable, and, in exchange for the transfer of the Assets, the Acquiring Portfolio shall simultaneously issue and deliver to the Acquired Portfolio the number of Acquisition Shares (including fractional shares) so determined, rounded to the second decimal place or such other decimal place as the officers of the Trust shall designate; (2) The NAV of Acquisition Shares to be delivered to the Acquired Portfolio shall be determined as of the Valuation Time in accordance with the Acquiring Portfolio’s then applicable valuation procedures, and the net value of the Assets to be conveyed to the Acquiring Portfolio shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Portfolio; and (3) the portfolio securities of the Acquired Portfolio shall be made available by the Acquired Portfolio to the custodian for the Acquiring Portfolio (the “Custodian”), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Portfolio’s cash shall be delivered by the Acquired Portfolio to the Custodian for the account of the Acquiring Portfolio, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by the Acquiring Portfolio.

(f) Promptly after the Closing Date, the Acquired Portfolio will deliver to the Acquiring Portfolio a Statement of Assets and Liabilities of the Acquired Portfolio as of the Closing Date.

4. Termination of the Acquired Portfolio, Registration of Acquisition Shares and Access to Records. The Acquired Portfolio and the Acquiring Portfolio also shall take the following steps, as applicable:

(a) At or as soon as reasonably practical after the Effective Time, the Acquired Portfolio shall terminate by transferring pro rata to its Shareholders of record Acquisition Shares received by the Acquired Portfolio pursuant to Section 3(e)(1) of this Plan. The Acquiring Portfolio shall establish accounts on its share records and note on such accounts the names of the former Acquired Portfolio Shareholders and the types and amounts of the Acquisition Shares that former Acquired Portfolio Shareholders are due based on their respective holdings of the Acquired Portfolio Shares as of the close of business on the Closing Date. Fractional Acquisition Shares shall be carried to the second decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquisition Shares in connection with such exchange. All issued and outstanding Acquired Portfolio Shares will be simultaneously redeemed and cancelled on the books of the Acquired Portfolio. Ownership of the Acquisition Shares will be shown on the books of the Acquiring Portfolio’s transfer agent. Following distribution by the Acquired Portfolio to its Shareholders of all Acquisition Shares delivered to the Acquired Portfolio, the Acquired Portfolio shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

(b) At and after the Closing Date, the Acquired Portfolio shall provide the Acquiring Portfolio and its transfer agent with immediate access to: (1) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Portfolio’s Shareholders and the number and percentage ownership of the outstanding shares of the Acquired Portfolio owned by Shareholders as of the Effective Time, and (2) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Portfolio Shareholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Portfolio shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Portfolio as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

5. Conditions to Consummation of the Acquisition. The consummation of the Acquisition shall be subject to the following conditions precedent:

(a) There shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio or the Acquired Portfolio since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

(b) The Trust shall have received an opinion of Foley & Lardner LLP, substantially to the effect that for federal income tax purposes: (1) The Acquisition should constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquiring Portfolio and the Acquired Portfolio should each be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (2) A Shareholder of the Acquired Portfolio should recognize no gain or loss on the exchange of the Shareholder’s shares of the Acquired Portfolio solely for Acquisition Shares; (3) Neither the Acquired Portfolio nor the Acquiring Portfolio should recognize any gain or loss upon the transfer of all of the Assets to the Acquiring Portfolio in exchange for Acquisition Shares and the assumption by the Acquiring Portfolio of the Liabilities pursuant to this Plan or upon the distribution of Acquisition Shares to Shareholders of the Acquired Portfolio in exchange for their respective shares of the Acquired Portfolio; (4) The holding period and tax basis of the Assets acquired by the Acquiring Portfolio should be the same as the holding period and tax basis that the Acquired Portfolio had in such Assets immediately prior to the Acquisition; (5) The aggregate tax basis of Acquisition Shares received in connection with the Acquisition by each Shareholder of the Acquired Portfolio (including any fractional share to which the Shareholder may be entitled) should be the same as the aggregate tax basis of the shares of the Acquired Portfolio surrendered in exchange therefor, and increased by any gain recognized on the exchange; (6) The holding period of Acquisition Shares received in connection with the Acquisition by each Shareholder of the Acquired Portfolio (including any fractional share to which the shareholder may be entitled) should include the holding period of the shares of the Acquired Portfolio surrendered in exchange therefor, provided that such Acquired Portfolio Shares constitute capital assets in the hands of the Shareholder as of the Closing Date; and (7) The Acquiring Portfolio should succeed to the capital loss carryovers of the Acquired Portfolio but the use of the Acquiring Portfolio’s existing capital loss carryovers (as well as the carryovers of the Acquired Portfolio) may be subject to limitation under Section 383 of the Code after the Acquisition. The opinion will be based on certain factual certifications made by officers of the Portfolios and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above. Notwithstanding this subparagraph (b), Foley & Lardner LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Portfolio shall provide additional factual representations to Foley & Lardner LLP with respect to the Portfolios that are reasonably necessary to enable Foley & Lardner LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Portfolio may waive in any material respect the conditions set forth under this subparagraph (b).

(c) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of the Acquiring Portfolio, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

(d) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Acquisition.

(e) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

6. Closing.

(a) The Closing shall be held at the offices of the Trust or at such other place as the officers of the Trust may designate.

(b) In the event that at the Valuation Time (i) the NYSE shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Portfolio or the Acquiring Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by the Board.

(c) The Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that Acquisition Shares issuable pursuant to the Acquisition have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio. After the Closing Date, the Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that such shares have been credited pro rata to open accounts in the names of the Acquired Portfolio Shareholders.

(d) At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, share certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by this Plan.

7. Termination of Plan. A majority of the Board may terminate this Plan before the applicable Effective Time if: (i) any of the conditions precedent set forth herein are not satisfied; or (ii) the Board determines that the consummation of the Acquisition is not in the best interests of either Portfolio or its Shareholders.

8. Termination of the Acquired Portfolio. If the Acquisition is consummated, the Acquired Portfolio shall terminate its registration under the 1940 Act and the 1933 Act and will terminate.

9. Expenses. The Acquisition expenses shall be borne by Parnassus Investments.

*  *  *

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons, as of the day and year first written above.

Parnassus Funds	Parnassus Funds
(on behalf of Parnassus Small Cap Fund)	(on behalf of Parnassus Mid Cap Fund)

/s/ Jerome L. Dodson	/s/ Jerome L. Dodson
Jerome L. Dodson	Jerome L. Dodson
President	President

EXHIBIT B

PARNASSUS SMALL CAP FUND PERFORMANCE

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Small Cap Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the period shown in the bar chart, the
highest return for a quarter was 23.2% (quarter
ending June 30, 2009) and the lowest return for a
quarter was a loss of 27.7% (quarter ending
December 31, 2008).

Below is a table comparing the performance of the
Parnassus Small Cap Fund with that of the Russell
2000 Index and the Lipper Small-Cap Core Average.
Figures are average returns for one- and five-year
periods ended December 31, 2014 and since
inception (April 20, 2005). The table is intended to
demonstrate the risk of investing in the Fund by
showing how the Fund’s average annual total
returns, before and after taxes, compare with a
broad measure of market performance, the Russell
2000 Index, and a group of similar mutual funds,
the Lipper Small-Cap Core Average, and also how
the Funds’ performance varies from year to year.

Parnassus Small Cap Fund
Average Annual Total Returns (%)	One Year	Five Years	Since Inception
(all periods ended December 31, 2014)
Return before Taxes	0.98	12.82	9.46
Return after Taxes on Distributions	-3.36	11.31	8.39
Return after Taxes on Distributions and Sale of Fund Shares	4.16	10.30	7.62
Russell 2000 Index	4.89	15.55	9.31
Lipper Small-Cap Core Average	3.85	14.40	8.88

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s “Return after Taxes on Distributions” and “Returns after Taxes on Distributions and Sale of Fund Shares” may be higher than the “Return before Taxes” for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

B-1

EXHIBIT C

PARNASSUS MID CAP FUND PERFORMANCE

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Mid Cap Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the period shown in the bar chart, the highest return for a quarter was 18.3% (quarter ended June 30, 2009), and the lowest return for a quarter was a loss of 22.0% (quarter ending December 31, 2008).

Below is a table comparing the performance of the Parnassus Mid Cap Fund with that of the Russell Midcap Index and the Lipper Mid-Cap Core Average. Figures are average annual returns for one- and five-year periods ended December 31, 2014 and since inception (April 29, 2005). The table is intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a broad measure of market performance, the Russell Midcap Index, and a group of similar mutual funds, the Lipper Mid-Cap Core Average, and also how the Fund’s performance varies from year to year.

Parnassus Mid Cap Fund
Average Annual Total Returns (%)	One Year	Five Years	Since Inception
(all periods ended December 31, 2014)
Return before Taxes	11.24	15.72	9.62
Return after Taxes on Distributions	10.74	14.89	8.89
Return after Taxes on Distributions and Sale of Fund Shares	6.77	12.70	7.80
Russell Midcap Index	13.22	17.19	10.29
Lipper Mid-Cap Core Average	8.24	14.61	8.94

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

C-1

EXHIBIT D

FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding total return and ratios/supplement data for each of the five years ended December 31 are as follows:

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Distributions from Return of Capital	Total Dividends and Distributions
Parnassus Mid Cap Fund
2014	25.10	0.22	2.60	2.82	(0.20)	(0.32)	—	(0.52)
2013	20.27	0.13	5.58	5.71	(0.26)	(0.62)	—	(0.88)
2012	17.69	0.16	3.10	3.26	(0.30)	(0.38)	—	(0.68)
2011	18.25	0.06	0.51	0.57	(0.13)	(1.00)	—	(1.13)
2010	16.28	0.30	2.70	3.00	(0.24)	(0.79)	—	(1.03)

Parnassus Small Cap Fund
2014	28.72	(0.02)	0.33	0.31	—	(5.26)	—	(5.26)
2013	23.77	(0.04)	6.71	6.67	(0.41)	(1.31)	—	(1.72)
2012	20.08	—	3.69	3.69	—	— (c)	—	— (c)
2011	23.95	(0.04)	(3.15)	(3.19)	—	(0.68)	—	(0.68)
2010	17.92	0.15	6.53	6.68	(0.47)	(0.18)	—	(0.65)

For a Share Outstanding for the Year Ended	Net Asset Value End of Year	Total Overall Return	Net Assets End of Year (000s)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Parnassus Mid Cap Fund
2014	27.40	11.24	305,297	1.09	1.09	0.84	21.62
2013	25.10	28.27	241,162	1.14	1.14	0.55	20.70
2012	20.27	18.58	128,964	1.23	1.20	0.79	22.82
2011	17.69	3.33	61,299	1.24	1.20	0.35	38.67
2010	18.25	18.70	36,811	1.46	1.20	1.73	53.22

Parnassus Small Cap Fund
2014	23.77	0.98	560,462	1.20	1.20	-0.06	67.96
2013	28.72	28.33	775,655	1.20	1.20	(0.15)	49.36
2012	23.77	18.40	679,980	1.23	1.20	(0.02)	32.85
2011	20.08	(13.29)	644,825	1.22	1.20	(0.18)	39.50
2010	23.95	37.37	445,343	1.30	1.20	0.75	35.33

(a)	Income (loss) from operations per share is based on average daily shares outstanding.
(b)	Parnassus Investments has contractually limited expenses to an annualized rate of 1.20% for the Parnassus Small Cap Fund and 0.68% for the Parnassus Fixed Income Fund.
(c)	Amount less than $0.01.

D-1

STATEMENT OF ADDITIONAL INFORMATION

April 6, 2015

Acquisition of the Assets and Assumption of the Liabilities of

Parnassus Small Cap Fund

By, and in Exchange for Shares of,

Parnassus Mid Cap Fund

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated April 6, 2015 relating to the acquisition of the assets and liabilities of the Parnassus Small Cap Fund (the “Small Cap Fund”), a series of Parnassus Funds (the “Company”), by the Parnassus Mid Cap Fund (the “Mid Cap Fund”), another series of the Company. The acquisition will be effected pursuant to that certain Plan of Acquisition and Liquidation dated as of February 17, 2015 (the “Plan”). The Plan provides for (1) the transfer of all the assets of the Small Cap Fund to the Mid Cap Fund, (2) the assumption by the Mid Cap Fund of all the liabilities of the Small Cap Fund, (3) the issuance to shareholders of the Small Cap Fund of shares of the Mid Cap Fund, equal in aggregate net asset value (“NAV”) to the NAV of their former shares of the Small Cap Fund in redemption of their shares of the Small Cap Fund, and (4) the termination of the Small Cap Fund.

Copies of the Prospectus, which has been filed with the Securities and Exchange Commission (“SEC”), may be obtained, without charge, by writing to Parnassus Funds, 1 Market Street, Suite 1600, San Francisco, California 94105, Attention: Corporate Secretary, or by calling (800) 999-3505.

ADDITIONAL INFORMATION ABOUT THE FUNDS	B-3
PRO FORMA FINANCIAL INFORMATION	B-4

ADDITIONAL INFORMATION ABOUT THE FUNDS

The following documents have been filed with the SEC and are incorporated by reference into this Statement of Additional Information, which means that they are legally considered to be a part of this Statement of Additional Information:

•	The current Statement of Additional Information of the Parnassus Funds (filed September 19, 2014, Accession Number 0001193125-14-346934).

•	The current Annual Report of the Parnassus Funds, for the fiscal year ended December 31, 2014 (filed February 6, 2015, Accession Number 0001193125-15-036791).

PRO FORMA FINANCIAL INFORMATION

Introductory Note to Unaudited Pro Forma Financial Statements

The following unaudited pro forma information gives effect to the proposed transfer of the assets and liabilities of the Parnassus Small Cap Fund to the Parnassus Mid Cap Fund, accounted for as if the acquisition had occurred as of and for the fiscal year ended December 31, 2014. Under generally accepted accounting principles, the Parnassus Mid Cap Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Parnassus Small Cap Fund and the Parnassus Mid Cap Fund incorporated by reference into this Statement of Additional Information.

The pro forma financial information has been adjusted to reflect the advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the proposed acquisition are currently undeterminable.

Parnassus Mid Cap Fund

Pro Forma Consolidated Schedule of Investments

as of December 31, 2014

		Parnassus Small Cap Fund		Parnassus Mid Cap Fund		Parnassus Mid Cap Fund Pro Forma Combined
Equities	Percent of Net Assets	Shares	Market Value ($)	Shares	Market Value ($)	Shares	Market Value ($)
Auto Parts
Gentex Corp.	1.5%	350,000	12,645,500	—	—	350,000	12,645,500

Chemicals
Compass Minerals International Inc.	2.8%	205,000	17,800,150	71,000	6,164,930	276,000	23,965,080

Consumer Services
Sotheby’s	2.7%	550,000	23,749,000	—	—	550,000	23,749,000

Data Processing
Equifax Inc.		—	—	70,000	5,660,900	70,000	5,660,900
Fiserv Inc. [q]		—	—	107,500	7,629,275	107,500	7,629,275

	1.5%		—		13,290,175		13,290,175
Electronics
Harman International Industries Inc.		100,000	10,671,000	—	—	100,000	10,671,000
Plantronics Inc.		240,000	12,724,800	—	—	240,000	12,724,800

	2.7%		23,395,800		—		23,395,800
Equipment Leasing
Air Lease Corp.	2.9%	740,000	25,389,400	—	—	740,000	25,389,400

Financial Services
Essent Group Ltd. [q]		950,000	24,424,500	—	—	950,000	24,424,500
Charles Schwab Corp.		—	—	200,000	6,038,000	200,000	6,038,000
First American Financial Corp.		465,000	15,763,500	—	—	465,000	15,763,500
First Horizon National Corp.		1,150,000	15,617,000	861,200	11,695,096	2,011,200	27,312,096
SEI Investments Co.		280,000	11,211,200	255,000	10,210,200	535,000	21,421,400

	11.0%		67,016,200		27,943,296		94,959,496
Food Products
McCormick & Co.		—	—	123,276	9,159,407	123,276	9,159,407
Sysco Corp.		—	—	215,000	8,533,350	215,000	8,533,350

	2.0%		—		17,692,757		17,692,757
Health Care Products
DENTSPLY International Inc.		—	—	139,270	7,418,913	139,270	7,418,913
Perrigo Co. PLC		—	—	44,500	7,438,620	44,500	7,438,620
Sirona Dental Systems Inc. [q]		125,000	10,921,250	—	—	125,000	10,921,250

	3.0%		10,921,250		14,857,533		25,778,783
Health Care Services
Cardinal Health Inc.		—	—	95,000	7,669,350	95,000	7,669,350
VCA Inc. [q]		100,000	4,877,000	—	—	100,000	4,877,000

	1.4%		4,877,000		7,669,350		12,546,350
Industrial Manufacturing
Pentair PLC		—	—	168,800	11,211,696	168,800	11,211,696
Xylem Inc.		—	—	292,280	11,127,100	292,280	11,127,100

	2.6%		—		22,338,796		22,338,796
Insurance
Verisk Analytics Inc. [q]	1.0%	—	—	134,583	8,620,041	134,583	8,620,041

The accompanying notes are an integral part of these consolidated financial statements.

		Parnassus Small Cap Fund		Parnassus Mid Cap Fund		Parnassus Mid Cap Fund Pro Forma Combined
Equities	Percent of Net Assets	Shares	Market Value ($)	Shares	Market Value ($)	Shares	Market Value ($)
Lodging
Belmond Ltd. [q]	2.3%	1,575,000	19,482,750	—	—	1,575,000	19,482,750

Machinery
Blount International Inc. [q]		1,300,000	22,841,000	—	—	1,300,000	22,841,000
Graco Inc.		135,000	10,824,300	—	—	135,000	10,824,300
MRC Global Inc. [q]		1,571,400	23,806,710	—	—	1,571,400	23,806,710
Regal-Beloit Corp.		210,000	15,792,000	—	—	210,000	15,792,000

	8.5%		73,264,010		—		73,264,010
Medical Equipment
GenMark Diagnostics Inc. [q,l]		1,400,000	19,054,000	—	—	1,400,000	19,054,000
Patterson Companies Inc.		165,000	7,936,500	172,874	8,315,239	337,874	16,251,739
Teleflex Inc.		—	—	57,500	6,602,150	57,500	6,602,150

	4.8%		26,990,500		14,917,389		41,907,889
Minerals & Mining
Dominion Diamond Corp. [q]	4.3%	2,063,968	37,068,865	—	—	2,063,968	37,068,865

Natural Gas
Energen Corp.		—	—	94,500	6,025,320	94,500	6,025,320
MDU Resources Group Inc.		625,000	14,687,500	412,900	9,703,150	1,037,900	24,390,650
Northwest Natural Gas Co.		225,000	11,227,500	—	—	225,000	11,227,500
Spectra Energy Corp.		—	—	145,000	5,263,500	145,000	5,263,500

	5.4%		25,915,000		20,991,970		46,906,970
Oil & Gas
Cameron International Corp. [q]		—	—	125,500	6,268,725	125,500	6,268,725
Denbury Resources Inc. [l]		1,350,000	10,975,500	—	—	1,350,000	10,975,500
W&T Offshore Inc. [l]		3,425,000	25,139,500	—	—	3,425,000	25,139,500

	4.9%		36,115,000		6,268,725		42,383,725
Pharmaceuticals
Allergan Inc.	0.4%	—	—	15,000	3,188,850	15,000	3,188,850

Professional Services
Insperity Inc.	2.1%	310,000	10,505,900	237,773	8,058,127	547,773	18,564,027

Real Estate Investment Trusts
Iron Mountain Inc.		290,000	11,211,400	284,660	11,004,956	574,660	22,216,356
Redwood Trust Inc. [l]		615,000	12,115,500	—	—	615,000	12,115,500

	4.0%		23,326,900		11,004,956		34,331,856
Retail
Group 1 Automotive Inc.		275,000	24,645,500	—	—	275,000	24,645,500
Nordstrom Inc.		—	—	77,800	6,176,542	77,800	6,176,542

	3.6%		24,645,500		6,176,542		30,822,042
Semiconductor Capital Equipment
Applied Materials Inc.		—	—	400,000	9,968,000	400,000	9,968,000
Synopsys Inc. [q]		—	—	182,900	7,950,663	182,900	7,950,663

	2.1%		—		17,918,663		17,918,663
Semiconductors
PMC-Sierra Inc. [q]	1.3%	1,250,000	11,450,000	—	—	1,250,000	11,450,000

Services
Ecolab Inc.	0.3%	—	—	21,000	2,194,920	21,000	2,194,920

The accompanying notes are an integral part of these consolidated financial statements.

		Parnassus Small Cap Fund		Parnassus Mid Cap Fund		Parnassus Mid Cap Fund Pro Forma Combined
Equities	Percent of Net Assets	Shares	Market Value ($)	Shares	Market Value ($)	Shares	Market Value ($)
Software
Autodesk Inc. [q]		—	—	96,000	5,765,760	96,000	5,765,760
Checkpoint Systems Inc. [q], Ω		2,177,709	29,899,945	—	—	2,177,709	29,899,945
Covisint Corp. q, Ω, l		2,215,000	5,869,750	—	—	2,215,000	5,869,750
Intuit Inc.		—	—	51,400	4,738,566	51,400	4,738,566
VeriSign Inc. [q,l]		150,000	8,550,000	—	—	150,000	8,550,000

	6.3%		44,319,695		10,504,326		54,824,021
Telecommunications Equipment
Motorola Solutions Inc.	1.4%	—	—	182,300	12,228,684	182,300	12,228,684

Telecommunications Provider
Shaw Communications Inc. [l]	1.0%	—	—	318,000	8,582,820	318,000	8,582,820

Transportation
C.H. Robinson Worldwide Inc.		—	—	85,000	6,365,650	85,000	6,365,650
Expeditors International of Washington Inc.		—	—	167,000	7,449,870	167,000	7,449,870
Genesee & Wyoming Inc., Class A [q]		—	—	102,500	9,216,800	102,500	9,216,800
UTi Worldwide Inc. [q,l]		2,400,000	28,968,000	—	—	2,400,000	28,968,000

	6.0%		28,968,000		23,032,320		52,000,320
Utility & Power Distribution
AGL Resources Inc.		—	—	137,454	7,492,617	137,454	7,492,617
Questar Corp.		430,000	10,870,400	379,000	9,581,120	809,000	20,451,520

	3.2%		10,870,400		17,073,737		27,944,137
Waste Management
Waste Management Inc.	0.9%	—	—	155,000	7,954,600	155,000	7,954,600

Total investment in equities (pro forma cost $711,066,323)	97.9%		558,716,820		288,673,507		847,390,327

		Parnassus Small Cap Fund		Parnassus Mid Cap Fund		Parnassus Mid Cap Fund Pro Forma Combined
Short-Term Securities	Percent of Net Assets	Principal Amount ($)	Market Value ($)	Principal Amount ($)	Market Value ($)	Principal Amount ($)	Market Value ($)
Time Deposits
BBH Cash Management Service 0.03%, due 01/02/2015	2.3%	3,637,429	3,637,429	15,934,874	15,934,874	19,572,303	19,572,303

Securities Purchased with Cash Collateral from Securities Lending
Registered Investment Companies
Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.01%	8.9%	68,702,942	68,702,942	8,705,955	8,705,955	77,408,897	77,408,897

Total short-term securities (pro forma cost $96,981,200)	11.2%		72,340,371		24,640,829		96,981,200

Total securities (pro forma cost $808,047,523)	109.1%		631,057,191		313,314,336		944,371,527

Payable upon return of securities loaned	-8.9%		(68,702,942)		(8,705,955)		(77,408,897)
Other assets and liabilities - net	-0.2%		(1,892,746)		688,460		(1,204,288)

Total net assets	100.0%		560,461,503		305,296,841		865,758,344

The accompanying notes are an integral part of these consolidated financial statements.

Ω	Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
q	This security is non-income producing.
l	This security, or partial position of this security, was on loan at December 31, 2014.
The pro forma total value of the securities on loan at December 31, 2014 was $75,239,673.

PLC Public Limited Company

The accompanying notes are an integral part of these consolidated financial statements.

Pro Forma Statement of Assets and Liabilities

December 31, 2014

	Parnassus Mid Cap Fund	Parnassus Small Cap Fund	Adjustments	Parnassus Mid Cap Fund Pro Forma Combined
Assets
Investments in stocks and bonds, at market value - Unaffliliated (cost $221,315,613, $458,800,978)	$288,673,507	$522,947,125	$—	$811,620,632
Investments in stocks, at market value - Affliliated (cost of $30,949,732)	—	35,769,695	—	35,769,695
Investments in short-term securities (at cost which approximates market value)	24,640,829	72,340,371	—	96,981,200
Cash	415	34	—	449
Receivables
Dividends and interest	396,746	313,818	—	710,564
Capital shares sold	702,561	161,865	—	864,426
Other assets	27,370	44,227	—	71,597
Total assets	$314,441,428	$631,577,135	$—	$946,018,563
Liabilities
Payable upon return of loaned securities	8,705,955	68,702,942	—	77,408,897
Capital shares redeemed	184,375	1,720,060	—	1,904,435
Fees payable to Parnassus Investments	216,683	524,132	—	740,815
Accounts payable and accrued expenses	37,576	168,496	—	206,072
Total liabilities	$9,144,589	$71,115,630	$—	$80,260,219
Net assets	$305,296,839	$560,461,505	$—	$865,758,344
Net assets consist of Undistributed net investment income (loss)	86	—	—	86
Unrealized appreciation on securities and foreign currency	67,357,894	68,966,110	—	136,324,004
Accumulated net realized gain (loss) on securities and foreign currency	6,343,317	(12,315,835)	—	(5,972,518)
Capital paid-in	231,595,542	503,811,230	—	735,406,772
Total net assets	$305,296,839	$560,461,505	$—	$865,758,344
Net assets investor shares	$305,296,839	$560,461,505		$865,758,344
Shares outstanding investor shares	11,141,329	23,578,050	(3,124,887)	31,594,492
Net asset values and redemption price per share (Net asset value divided by shares outstanding) Investor shares	$27.40	$23.77		27.40

The accompanying notes are an integral part of these consolidated financial statements.

Pro Forma Statement of Operations

December 31, 2014

	Parnassus Mid Cap Fund	Parnassus Small Cap Fund	Adjustments		Parnassus Mid Cap Pro Forma Combined
Investment income
Dividends	$4,999,885	$7,369,923	$—		$12,369,808
Interest	3,124	1,588	—		4,712
Securities lending	19,098	92,152	—		111,250
Other income	3,673	5,566	—		9,239
Foreign witholding tax	(45,987)	—	—		(45,987)
Total investment income	$4,979,793	$7,469,229	$—		$12,449,022
Expenses
Investment advisory fees	2,080,626	5,696,943	(987,474	)a	6,790,095
Transfer agent fees	79,231	584,047	—		663,278
Fund administration	87,076	222,230	—		309,306
Service provider fees	432,729	960,113	—		1,392,842
Reports to shareholders	39,350	152,440	(50,000	)a	141,790
Registration fees and expenses	32,813	50,916	(40,000	)a	43,729
Custody fees	13,587	46,457	—		60,044
Professional fees	19,874	68,189	(45,000	)a	43,063
Trustee fees and expenses	14,198	47,894	—		62,092
Proxy voting fees	4,884	4,884	(2,442	)a	7,326
Pricing service fees	3,493	3,493	(1,746	)a	5,240
Other expenses	5,038	19,264	—		24,302
Total expenses	$2,812,899	$7,856,870	$(1,126,662)		$9,543,107
Net investment gain (loss)	$2,166,894	$(387,641)	$1,126,662		$2,905,915
Realized and unrealized gain (loss) on investments and foreign currency related transactions
Net realized gain from securities transactions	7,536,082	95,466,713	—		103,002,795
Net change in unrealized appreciation (depreciation) of securities	18,808,437	(95,484,823)	—		(76,676,386)
Net realized and unrealized gain (loss) on securities and foreign currency related transactions	$26,344,519	$(18,110)	$—		$26,326,409
Net increase (decrease) in net assets resulting from operations	$28,511,413	$(405,751)	$1,126,662		$29,232,324

(a)	Reflects the adjustment of expenses to be commensurate with those of the combined fund. Specifically, (1) the “investment advisory fees” are anticipated to decrease due to a lower management fee in the combined fund; (2) fees for “reports to shareholders” are expected to decrease as the expense is allocated by fund by assets under management and will be reallocated across remaining funds after the reorganization; and (3) “registration fees and expenses,” “professional fees,” “proxy voting fees” and “pricing service fees” are expected to decrease due to the reduction in the number of funds in the trust after the reorganization.

The accompanying notes are an integral part of these consolidated financial statements.

Parnassus Mid Cap Fund

Pro Forma

Annual Fund Operating Expenses

For the Year Ended December 31, 2014

	Parnassus Small Cap Fund	Parnassus Mid Cap Fund	Parnassus Mid Cap Fund Pro Forma Combined
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.87%	0.81%	0.74%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.33%	0.28%	0.31%
Service Fees	0.15%	0.17%	0.15%
All Remaining	0.18%	0.11%	0.16%
Other Expenses
Total Annual Fund	1.20%	1.09%	1.05%
Operating Expenses
Expense Reimbursement	N/A	N/A	0.06%
Total Annual Fund Operating Expenses After Expense Reimbursement	N/A	N/A	0.99%*

*	The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the combined Parnassus Mid Cap Fund. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely thereafter by the investment adviser on a year-to-year basis. The investment adviser may not recoup amounts reimbursed under the agreement.

The accompanying notes are an integral part of these consolidated financial statements.

Parnassus Mid Cap Fund

Notes to Pro Forma Combining Financial Statements

December 31, 2014

1. Description of the Funds and Basis of Combination

The Parnassus Small Cap Fund (the “Target Fund”) and the Parnassus Mid Cap Fund (the “Acquiring Fund”) are are each separate series of the Parnassus Funds trust (collectively the ‘Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies. The Parnassus Funds trust includes the Parnassus Mid Cap Fund and the Parnassus Small Cap Fund, which commenced operations on April 29, 2005.

The pro forma combined Statement of Assets and Liabilities, Statement of Operations, and Schedule of Investments reflect the accounts of the Target Fund and the Acquiring Fund as if the proposed reorganization occurred as of December 31, 2014. These statements have been derived from books and records utilized in calculating daily net asset value at December 31, 2014. The Acquiring Fund will be the accounting survivor of the reorganization.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Target Fund and Acquiring Fund included in the annual report dated December 31, 2014.

The reorganization involves the transfer of all of the assets and stated liabilities of the Target Fund to the Acquiring Fund in exchange for shares of common stock of the Acquiring Fund, and the pro rata distribution of such shares of the Acquiring Fund to the shareholders of the Target Fund, as provided in the Plan of Acquisition and Liquidation. The reorganization is intended to qualify as a tax-free reorganization so that shareholders of the Target Fund will not recognize any gain or loss through the exchange of shares in the reorganization.

2. Significant Accounting Policies

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Security Transactions and Related Investment Income and Expenses

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Funds pay income and capital-gain dividends annually.

3. Security Valuations

Methods and Inputs

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the NASDAQ’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.10% to 2.25% with maturities of one year or less. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1 – unadjusted quoted prices in active markets for identical investments, Level 2 – other significant observable inputs (including quoted prices for similar investments) and Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Parnassus Mid Cap Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:
Consumer Discretionary	$14,759,362	$—	$—	$14,759,362
Consumer Staples	17,692,757	—	—	17,692,757
Energy	17,557,545	—	—	17,557,545
Financials	38,948,252	—	—	38,948,252
Healthcare	40,633,122	—	—	40,633,122
Industrials	75,664,783	—	—	75,664,783
Information Technology	48,280,948	—	—	48,280,948
Materials	8,359,850	—	—	8,359,850
Utilities	26,776,888	—	—	26,776,888
Short-Term Investments	24,640,829	—	—	24,640,829

Total	$313,314,336	$—	$—	$313,314,336

Parnassus Small Cap Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:
Consumer Discretionary	$91,193,750	$—	$—	$91,193,750
Energy	36,115,000	—	—	36,115,000
Financials	90,343,100	—	—	90,343,100
Healthcare	42,788,750	—	—	42,788,750
Industrials	138,127,310	—	—	138,127,310
Information Technology	68,494,495	—	—	68,494,495
Materials	54,869,015	—	—	54,869,015
Utilities	36,785,400	—	—	36,785,400
Short-Term Investments	72,340,371	—	—	72,340,371

Total	$631,057,191	$—	$—	$631,057,191

There were no significant transfers between Level 1, Level 2 and Level 3.

Securities Lending

The Parnassus Funds, with the exception of the Parnassus Asia Fund, have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds.

Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned. The Funds retained beneficial ownership and all economic benefits in the securities they have loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the Funds has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is presented in the Statement of Operations. Cash collateral received by the Funds is reflected as an asset (securities purchased with cash collateral from securities lending) and the related liability (payable upon return of securities loaned) is presented in the Statement of Assets and Liabilities.

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

4. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Mid Cap Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Parnassus Small Cap Fund: 1.00% of the first $100,000,000, 0.90% of the next $100,000,000, 0.85% of the next $300,000,000 and 0.80% of the amount above $500,000,000.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses for the Parnassus Mid Cap Fund and Parnassus Small Cap Fund. The Funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective Fund net assets. The fund administration services fee was 0.03% of average net assets under this new agreement for the year ended December 31, 2014.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Funds. For these services, the Funds may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets.

5. Capital Shares

The combined pro forma net asset values per share assume that the issuance of Acquiring Fund shares to the Target Fund shareholders would have occurred at December 31, 2014 in connection with the proposed reorganization. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2014:

Shares of Acquiring Fund Outstanding Pre- Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post- Combination
11,141,329	20,453,163	31,594,492

6. Taxation and Distributions

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not subject to examination by U.S. federal taxing authorities before 2010 or state taxing authorities before 2009.